SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement
     / / Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                                SPAR GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               Payment of Filing Fee (Check the appropriate box):

     /X/ No fee required.
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.
     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

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         (2)  Form, Schedule or Registration Statement No.:

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         (3)  Filing Party:

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         (4)  Date Filed:

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

                                SPAR GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held August 2, 2001

TO THE STOCKHOLDERS OF SPAR GROUP, INC.

         The 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting") of SPAR Group, Inc. (f/k/a PIA Merchandising Services, Inc.) (the "Company" or "SPAR"), will be held at 10:00 a.m., Eastern Standard Time, on August 2, 2001, at 580 White Plains Road, Tarrytown, NY 10591, for the following purposes:

1. To elect six Directors of the Company to serve during the ensuing year and until their successors are elected and qualified.

2. To approve the adoption of the 2000 Stock Option Plan, as amended, which, with respect to all newly granted options, replaces the 1995 Amended and Restated Stock Option Plan and Directors Stock Option Plan.

3. To approve the adoption of the 2001 Employee Stock Purchase Plan, which replaces the existing plan.

4. To approve the adoption of the 2001 Consultant Stock Purchase Plan for employees of certain affiliates of the Company who provide services to the Company.

5. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record, at the close of business on June 29, 2001, will be entitled to notice of and to vote at the 2001 Annual Meeting or any adjournment or postponement thereof.

         A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 is being mailed with this Notice but is not to be considered part of the proxy soliciting material.

                                        By Order of the Board of Directors


                                        CHARLES CIMITILE
                                        Secretary

July 13, 2001
Tarrytown, New York


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YOU ARE URGED TO VOTE UPON THE MATTERS  PRESENTED AND TO SIGN, DATE AND PROMPTLY
RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING. REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO CHARLES CIMITILE, SECRETARY AND CHIEF FINANCIAL OFFICER, AT THE OFFICES OF THE COMPANY: SPAR GROUP, INC., 580 WHITE PLAINS ROAD, TARRYTOWN, NY 10591.
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

                                SPAR GROUP, INC.
                              580 White Plains Road
                               Tarrytown, NY 10591

                           ---------------------------

                                 PROXY STATEMENT
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held August 2, 2001

                           ---------------------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SPAR Group, Inc. (f/k/a PIA Merchandising Services, Inc.), a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting") to be held on Thursday, August 2, 2001, at 10:00 a.m., Eastern Standard Time, at the principal office of the Company located at 580 White Plains Road, Tarrytown, New York, 10591, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 2001 Annual Meeting were mailed or delivered to the stockholders of the Company on or about July 13, 2001.

                            MATTERS TO BE CONSIDERED

The 2001 Annual Meeting has been called to (1) elect six Directors of the Company to serve during the ensuing year and until their successors are elected and qualified, (2) approve the adoption of the 2000 Stock Option Plan, as amended, which, with respect to all newly granted options, replaces the 1995 Amended and Restated Stock Option Plan and Directors Stock Option Plan, (3) approve the adoption of the 2001 Employee Stock Purchase Plan, which replaces the existing employee stock purchase plan, (4) approve the adoption of the 2001 Consultant Stock Purchase Plan for employees of certain affiliates of the Company who provide services to the Company, (5) ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, and (6) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                             RECORD DATE AND VOTING

         The Board has fixed the close of business on June 29, 2001, as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 2001 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were outstanding 18,279,830 shares of the Company's common stock, $.01 par value (the "Common Stock").

                         QUORUM AND VOTING REQUIREMENTS

         The holders of record on the record date of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 2001 Annual Meeting. As to all matters, each stockholder of record on the record date is entitled to one vote for each share of Common Stock held. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Director nominees who receive the greatest number of votes at the 2001 Annual Meeting will be elected to the Board of the Company. Stockholders are not entitled to cumulate votes. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of Directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         All proxies which are properly completed, signed and returned prior to the 2001 Annual Meeting will be voted. Any proxy given by a stockholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy bearing a later date or by the stockholder attending the 2001 Annual Meeting and voting his or her shares in person.

                        PROPOSAL 1- ELECTION OF DIRECTORS

         Six Directors are to be elected at the 2001 Annual Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of each of Mr. Robert G. Brown, Mr. William H. Bartels, Mr. Robert
O. Aders, Mr. Jack W. Partridge, Mr. Jerry B. Gilbert, and Mr. George W. Off. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Company. Management has no present knowledge that any of the persons named will be unavailable to serve.

         No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES IDENTIFIED ABOVE.

              INFORMATION CONCERNING NOMINEES TO BOARD OF DIRECTORS

         Information is set forth below concerning the nominee Directors, all of whom are incumbent Directors. The Board of Directors has fixed at seven the number of directors that will constitute the board for the ensuing year. The Board is actively seeking an additional outside director to fill the remaining vacancy. Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director if elected.

Name                              Age      Position with SPAR Group, Inc.
----                              ---      ------------------------------

Robert G. Brown................    58       Chairman, Chief Executive Officer,
                                            President and Director
William H. Bartels.............    57       Vice Chairman and Director
Robert O. Aders (1)(2).........    74       Director
Jack W. Partridge (1)(2).......    55       Director
Jerry B. Gilbert (1)(2)........    67       Director
George W. Off (1)(2)...........    54       Director

----------
(1) Member of the Compensation Committe
(2) Member of the Audit Committee


         Robert G. Brown serves as the Chairman, the Chief Executive Officer, the President and a Director of the Company and has held such positions since July 8, 1999, the effective date of the merger of the SPAR Marketing Companies (as defined below) with PIA Merchandising Services, Inc. (the "Merger"). Mr. Brown served as the Chairman, President and Chief Executive Officer of the SPAR Marketing Companies (SPAR/Burgoyne Retail Services, Inc. ("SBRS") since 1994, SPAR, Inc. ("SINC") since 1979, SPAR Marketing, Inc. ("SMNEV") since November 1993, and SPAR Marketing Force, Inc. ("SMF") since SMF acquired its assets and business in 1996) (SBRS, SINC, SMNEV and SMF may be referred to collectively as the "SPAR Marketing Companies").

         William H. Bartels serves as the Vice Chairman and a Director of the Company and has held such positions since July 8, 1999 (the effective date of the Merger). Mr. Bartels served as the Vice-Chairman,

Secretary, Treasurer and Senior Vice President of the SPAR Marketing Companies (SBRS since 1994, SINC since 1979, SMNEV since November 1993 and SMF since SMF acquired its assets and business in 1996), and has been responsible for the Company's sales and marketing efforts, as well as for overseeing joint ventures and acquisitions.

         Robert O. Aders serves as a Director of the Company and has done so since July 8, 1999. Mr. Aders has served as Chairman of The Advisory Board, Inc., an international consulting organization since 1993, and also as President Emeritus of the Food Marketing Institute ("FMI") since 1993. Immediately prior to his election to the presidency of FMI in 1976, Mr. Aders was Acting Secretary of Labor in the Ford Administration. Mr. Aders was the Chief Executive Officer of FMI from 1976 to 1993. He also served in The Kroger Co., in various executive positions from 1957-1974 and was Chairman of the Board from 1970 to 1974. Mr. Aders also serves as a Director of FMI, the Stedman Nutrition Foundation at Duke Medical Center, Coinstar, Inc., The Source Interlink and Telepanel Systems, Inc.

         Jack W. Partridge serves as a Director of the Company and has done so since January 29, 2001. Mr. Partridge is President of Jack W. Partridge & Associates. He previously served as Vice Chairman of the Board of The Grand Union Company from 1998 to 2000. Mr. Partridge's service with Grand Union followed a distinguished 23-year career with The Kroger Company, where he served as Group Vice President, Corporate Affairs, and as a member of the Senior Executive Committee, as well as various other executive positions. Mr. Partridge has been a leader in industry and community affairs for over two decades. He also served as Chairman of the Food Marketing Institute's Government Relations Committee, the Food and Agriculture Policy Task Force, and as Chairman of the Board of The Ohio Retail Association. He has also served as Vice Chairman of the Cincinnati Museum Center and a member of the boards of the United Way of Cincinnati, the Childhood Trust, Second Harvest and the Urban League.

         Jerry B. Gilbert serves as a Director of the Company and has done so since June 4, 2001. Mr. Gilbert served as Vice President of Customer Relations for Johnson & Johnson's Consumer and Personal Care Group of Companies from 1989 to 1997. Mr. Gilbert joined Johnson & Johnson in 1958 and from 1958-1989 held various executive positions. Mr. Gilbert also serves on the Advisory Boards of the Food Marketing Institute, the National Association of Chain Drug Stores and the General Merchandise Distributors Council where he was elected the first President of the GMDC Educational Foundation. He was honored with lifetime achievement awards from GMAC, Chain Drug Review, Drug Store News and the Food Marketing Institute. He is the recipient of the prestigious National Association of Chain Drug Stores (NACDS) Begley Award, as well as the National Wholesalers Druggist (NWDA) Tim Barry Award. In June 1997, Gilbert received an Honorary Doctor of Letters Degree from Long Island University.

         George W. Off serves as a Director of the Company and has done so since July 1, 2001. Mr. Off was a co-founder of Catalina Marketing Corporation, a New York Stock Exchange listed company. He served as Chairman of the Board from July 1998 until he retired in July 2000. He served as President and CEO from 1994 to 1998. Prior to that, Mr. Off was President and Chief Operating Officer, from 1992 to 1994, and Executive Vice President from 1990 to 1992. Catalina is a leading supplier of in-store electronic scanner -activated consumer promotions. Mr. Off also serves on the Board of Directors of Telephone and Data Systems, Inc. and is a member of the Board of Trustees of Eckerd College in Florida.


Certain Relationships And Related Transactions

         Mr. Robert G. Brown, a Director, the Chairman and the Chief Executive Officer of the Company, and Mr. William H. Bartels, a Director and the Vice Chairman of the Company (collectively, the "SMS Principals"), are the sole stockholders and executive officers and directors of SPAR Marketing Services, Inc. ("SMS"), SPAR Management Services, Inc. ("SMSI"), SPAR Infotech, Inc. ("SIT"), and certain other affiliated companies.

         SMS and SMSI (through SMS) provided field representative (through its independent contractor field force) and field management services to the Company at a total cost of $9.6, and $8.5 million for the twelve months ended December 31, 2000 and 1999, respectively, and $4.8 million for the nine months ended December 31, 1998. Under the terms of the Field Service Agreement, SMS provides the services of approximately 2,900 field representatives and through SMSI provides 35 regional and district managers to the Company as it may request from time to time, for which SPAR has agreed to pay SMS for all of its costs of providing those services plus 4%. However, SMS may not charge the Company for any past taxes or associated costs for which the SMS Principals have agreed to indemnify the Company.

         SIT provided computer programming services to the Company at a total cost of $769,000 and $608,000 for the twelve months ended December 31, 2000 and 1999, respectively, and $0 for the nine months ended December 31, 1998. Under the terms of the programming agreement between SMF and SIT effective as of October 1, 1998 (the "Programming Agreement"), SIT continues to provide programming services to the Company as the Company may request from time to time, for which the Company has agreed to pay SIT competitive hourly wage rates and to reimburse SIT's out-of-pocket expenses (see Note 10 to the Financial Statements).

         In July 1999, SMF, SMS and SIT entered into a Software Ownership Agreement with respect to Internet job scheduling software jointly developed by such parties. In addition, STM, SMS and SIT entered into trademark licensing agreements whereby STM has granted non-exclusive royalty-free licenses to SIT, SMS and SMSI for their continued use of the name "SPAR" and certain other trademarks and related rights transferred to SPAR Trademarks, Inc. ("STM"), a wholly owned subsidiary of the Company, in connection with the Merger.

         In the event of any material dispute in the business relationships between SPAR, SMS, SMSI, or SIT, it is possible that Messrs. Brown or Bartels may have one or more conflicts of interest with respect to these relationships and dispute that could have a material adverse effect on SPAR Group, Inc. (see
Note 10 to the Financial Statements).


                             THE BOARD OF DIRECTORS

Committees

         The standing committees of the Board are the Audit Committee (the "Audit Committee") and the Compensation Committee (the "Compensation Committee"). SPAR does not have a standing nominating committee or any committee performing the functions thereof.

         The Audit Committee, which during 2000 consisted of Messrs. Aders and Lewis, prior to August 3, 2000 and Mr. Aders, thereafter, met four times during 2000. The Audit Committee makes recommendations concerning the engagement of independent public accountants; reviews with the independent public accountants the plans for and scope of the audit, the audit procedures to be utilized and results of the audit; approves the professional services provided by the independent public accountants; reviews the independence of the independent public accountants; and reviews the adequacy and effectiveness of the Company's internal accounting controls. See "Reports of The Audit Committee of The Board of Directors".

         The Compensation Committee, which during 2000 consisted of Mr. Aders and Mr. Lewis prior to August 3, 2000, and Mr. Aders, thereafter, met four times during 2000. The Compensation Committee determines compensation for the Company's executive officers and administers the Company's stock incentive plans. See "Report of the Compensation Committee of the Board of Directors."

Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee was at any time during the year ended December 31, 2000, or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity, that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee, except as disclosed above in Certain Relationship And Related Transactions.

Meetings

         During the year ended December 31, 2000, the Board held four meetings and took various actions by written consent. Each incumbent Director attended (in person or via conference call). Each Director is elected to hold office until the next annual meeting of stockholders and until his respective successor is elected and qualified.

Compensation of Directors

         In January 2001, the Company adopted a new Director Compensation Plan. Under the new plan, each non-employee director will receive twenty thousand dollars ($20,000.00) per annum. Payment will be made quarterly in equal installments. It is intended that payment will be 50% in cash ($2,500) and 50% ($2,500) in stock or stock options. The number of shares of stock issued will be a calculation based upon the closing stock price at the end of each quarter. In addition, each non-employee director will receive 10,000 stock options upon acceptance of the directorship, 2,500 stock options after one year of service and 2,500 stock options for each additional year of service thereafter. Each member of the SPAR Board is eligible to participate in the 2000 Stock Option Plan described below. All options will have an exercise price equal to the closing price on the day of issuance. Non-employee directors will be reimbursed for all reasonable expenses incurred during the course of their duties. There is no additional compensation for committee participation, phone meetings, or other board activities.

         During 2000, compensation for each outside director consisted of $3,000 per each meeting attended, up to four meetings per year, and an additional $500 per meeting for special meetings, including telephonic meetings. All related expenses for these meetings were also reimbursed. During the year ended December 31, 2000, SPAR paid $12,000 to Mr. Aders for services as a member of the SPAR Board. Mr. Aders was also reimbursed for certain expenses in connection with his attendance at SPAR Board and committee meetings. During 2000, Mr. Aders was granted an option to purchase 1,500 shares of SPAR's common stock at an exercise price of $1.2188 per share. The option vests ratably over a four-year period.

Limitation of Liability and Indemnification Matters

         The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         The Company's Bylaws provide that the Company shall indemnify its officers and directors and may indemnify its employees and other agents to the fullest extent permitted by law. The Company's Bylaws also permit it to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws would permit indemnification. The Company maintains director and officer liability insurance.

         At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company in which indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.


Proposal 2 - APPROVAL OF THE ADOPTION OF THE 2000 STOCK OPTION PLAN

         At the 2001 Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 2000 Stock Option Plan, as amended (the "2000 SOP"). The 2000 SOP will replace the Company's Amended and Restated 1995 Stock Option, as amended (the "1995 SOP"), for all options issued after the 2000 SOP Effective Date. The Company's Board of Directors (the "Board") on December 4, 2000 (the "SOP Effective Date"), adopted the 2001 SOP, and amended it on June 29, 2001. The adoption of the 2000 SOP is subject to the approval of the Company's stockholders. Such stockholder's approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 2000 Annual Meeting. The 2000 SOP is briefly summarized below, but these descriptions are subject to and qualified in their entirety by the full text of the 2000 SOP, which is attached as Annex A to this Proxy Statement.

         As of the 2000 SOP Effective Date, there were options outstanding under the 1995 SOP to purchase 2,816,477 shares of the Company's Common Stock ("Common Stock"), and 683,523 shares of Common Stock remained available for future grants under the 1995 SOP. In January of 2001, holders of options under the 1995 SOP surrendered options to purchase 2,349,825 shares of Common Stock. As of the Record Date, there were options outstanding under the 1995 SOP to purchase 310,250 shares of Common Stock, there were options outstanding under the 2000 SOP to purchase 218,500 shares of Common Stock, and 3,381,500 shares remained available for future grants under the 2000 SOP.

SUMMARY OF THE 2000 STOCK OPTION PLAN

         The 2000 SOP and information regarding options granted thereunder is summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of the 2000 SOP, which is attached as Annex A to this Proxy Statement.

         Under the 2000 SOP, employees, directors, officers and consultants providing services to the Company or its subsidiaries, including the employees of the SPAR Affiliates (as defined below) (collectively referred to as the "Participants" with respect to the 2000 SOP), may be granted certain options ("Options") to purchase shares of the Company's Common Stock. The 2000 SOP permits the granting of both Options that qualify for treatment as incentive stock options ("Incentive Stock Options") under Section 422 of the United States Internal Revenue Code of 1986 as amended (the "Code"), and Options that do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). Incentive Stock Options may only be granted to employees of the Company or its subsidiaries.

         The purpose of the 2000 SOP and of granting Options to specified persons is to promote the interests of the Company and its stockholders, by providing stock-based incentives to certain Participants. Under the 2000 SOP, the mutuality of interest between the Participants and the Company is strengthened because the Participants have a proprietary interest in pursuing the Company's long-term growth and financial success. In addition, by allowing the Participants to participate in the Company's success, the Company is better able to attract, retain and reward quality employees, directors, officers and consultants. In selecting the Participants to whom Options may be granted, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors. The maximum number of shares that may be issued to a single Participant during any calendar year is 1,000,000.

         The 2000 SOP is administered by the Board or by the Compensation Committee established by the Board. (The entity actually administering the 2000 SOP is referred to herein as the "Committee.") The Committee is, when possible, composed of two or more persons who are non-employee directors, as defined in Rule 16b-3(b)(3) of the Exchange Act of 1934, as amended (the "Exchange Act") and who are "outside directors" under Section 162(m) of the Code.

         The Committee has full and complete authority, subject to the express provisions of the 2000 SOP: (1) to select the Participants, to specify the number of shares of the Company's Common Stock with respect to which Options are granted to each Participant, to specify the terms of the Options and whether such Options shall be Incentive Stock Options or Nonqualified Stock Options, and in general to grant Options; (2) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with the 2000 SOP, which terms and conditions need not be identical as to the various Options granted; (3) to interpret the 2000 SOP; (4) to prescribe, amend and rescind rules relating to the 2000 SOP; (5) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (6) to determine the rights and obligations of Participants under the 2000 SOP; (7) to specify the Option price;
(8) to accelerate the time during which an Option may be exercised, including, but not limited to, upon a change of control of the Company, and to otherwise accelerate the time or extend the post-termination exercise period during which an Option may be exercised; and (9) to make all other determinations deemed necessary or advisable for the administration of the 2000 SOP.

         If this proposal is approved, the maximum number of shares of the Company's Common Stock, in respect of options that may be granted under the 2000 SOP, shall not exceed 3,600,000 less the number of shares of Common Stock for which options have been issued under the 2000 SOP, less the number of shares of Common Stock for which options have been issued under the 1995 SOP and are outstanding as of December 4, 2000, and plus the number of shares of Common Stock in respect to the above options that were cancelled or voided, subject to certain adjustments that may be made by the Committee upon the occurrence of certain changes in the Company's capitalization or structure.

         Each option granted under the Option Plan will be evidenced by a written agreement ("Option Agreement") in a form approved by the Committee and executed by the Company and the Participant to whom the Option is granted.
Options will be exercisable at such time(s) and subject to such terms and conditions as may be set forth in the Option Agreement.

         The purchase price of shares of the Company's Common Stock subject to each Option which is intended to qualify as an Incentive Stock Option will be equal to the fair market value of such shares (110% of fair market value in the case of a holder of more than 10% of the Company's Common Stock) on the date of grant of such Option. The purchase price of any Option which does not qualify as an Incentive Stock Option shall be determined by the Committee, but shall not be less than the fair market value of the Company's Common Stock in the case of an Option granted to an individual who is a "covered employee" under Section 162(m) of the Code in order to preserve the deductibility of the compensation that will be recognized upon the exercise of the Option. The fair market value of such shares is the closing price of the Company's Common Stock on the Nasdaq Stock Market on the date of grant.

         Options granted under the 2000 SOP may be exercised, to the extent vested, by the Participant by payment of the full purchase price therefor in cash, by cashier's or certified check, by surrender of outstanding shares of the Common Stock previously acquired by the Participant, or in the discretion of the Committee by the sale of part of the shares covered by the option through a concurrent brokerage transaction if the Company has arranged for a broker to conduct such sales generally. Options granted to a Participant are not transferable during the individual's lifetime, and may be transferred in the event of death only by will or the laws of descent and distribution, except for Nonqualified Stock Options which, with the consent of the Committee, may be transferred to the employee's immediate family members, a trust for their exclusive benefit of such family members, or a partnership in which such family members are the only partners.

         Each option granted under the 2000 SOP shall set forth a termination date thereof, which shall not be later than ten years (five years in the case of a holder of more than 10% of the Company's Common Stock) from the date such option is granted, subject to earlier termination or forfeiture as set forth below, or as otherwise set forth in each particular Option Agreement.

         Unless earlier terminated by the Board, the 2000 SOP will terminate on December 4, 2010. The Board may make such further amendments to the 2000 SOP as it shall deem advisable.

         Future Participants in the 2000 SOP and the amounts of their future allotments are to be determined by the Committee subject to any restrictions in the text of the 2000 SOP or the applicable Option Agreement. Because no such determinations have yet been made, it is not possible to state the terms of any individual awards that may be issued under the 2000 SOP or the names or positions of or respective amounts of the allotment to any individual who may participate.

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE 2000 SOP

         The following general discussion of the principal federal income tax considerations is based upon the statutes and regulations existing at the date of this document, both of which are subject to modification at anytime. Participants should consult with their own tax advisors with respect to the federal, state and local tax consequences of the receipt and exercise of Incentive Stock Options and Nonqualified Stock Options, as well as disposition of the shares of Common Stock received upon exercise of such options, as those tax consequences relate to their own particular circumstances.

         INCENTIVE STOCK OPTIONS. No taxable income will be recognized by a Participant upon the grant or exercise of any Incentive Stock Option under the 2000 SOP. The Company will not be entitled to any income tax deduction as the result of the grant or exercise of any Incentive Stock Option.

         Any gain or loss resulting from the subsequent sale of stock acquired upon exercise of an Incentive Stock Option will be long-term capital gain or loss if such sale is made after the later of (a) two years from the date of the grant of the option or (b) one year from the transfer of such stock to the Participant upon exercise.

         If the subsequent sale of stock is made prior to the expiration of such two-year or one-year periods, the Participant will recognize ordinary income in the year of sale in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Furthermore, if such sale is a transaction in which a loss (if sustained) would have been recognized by the Participant, the amount of ordinary income recognized by the Participant will not exceed the excess (if any) of the amount realized on the sale over the option price. The Company will then be entitled to an income tax deduction in the amount of the amount of ordinary income that the Participant recognizes. Any excess gain recognized by the Participant upon such sale would then be taxable as capital gain, either long-term or short-term, depending upon whether the stock had been held for more than one year prior to sale.

         If the sale of shares of the Company's Common Stock received upon exercise of an option qualifies for long-term capital gain treatment, the capital gain from such sale would be taxed at the current maximum federal tax rate of generally 20%. Ordinary income is currently taxed at the Participant's maximum federal income tax marginal rate, which can be as much as 39.6%. The amount by which the fair market value of stock purchased upon exercise of an Incentive Stock Option exceeds the option price of such stock generally constitutes an item of tax preference, which could be subject to the alternative minimum tax in the year that the option is exercised.

         NONQUALIFIED STOCK OPTIONS. Generally, at the time of the grant of any option under the 2000 SOP, no taxable income will be recognized by the Participant and the Company will not be entitled to a deduction. Upon the exercise of such option, the Participant generally will recognize ordinary income, and the Company will then be entitled to a deduction, in the amount by which the then fair market value of the shares of the Company's Common Stock issued to such Participant exceeds the option price.

         Income recognized by the Participant upon exercise of a Nonqualified Stock Option will be taxed as ordinary income up to the Participant's current maximum marginal rate, which can be as much as 39.6%. Such income constitutes "wages" with respect to which the Company is required to deduct and withhold federal, state, and local income tax. Such deductions will be made from the wages, salary, bonus or other income to which the Participant would otherwise be entitled and, at the Company's election, the Participant may be required to pay to the Company (for withholding on the Participant's behalf) any amount not so deducted but required to be so withheld. The Company may permit the Participant to elect to surrender, or authorize the Company to withhold, shares of the Company's Common Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of the Company's withholding obligation.

         Upon the subsequent disposition of shares acquired upon the exercise of the Option, the Participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of such shares at the time of exercise. If such shares have been held for more than one year at the time of such disposition, the capital gain or loss will be long-term.

         EXERCISING OPTIONS WITH SHARES OF THE COMPANY'S COMMON STOCK. To the extent a Participant pays all or part of the option price by tendering shares of the Company's Common Stock owned by the Participant, the tax consequences described above generally would apply. However, the number of shares received (upon exercise) equal to the number of shares surrendered in payment of the aggregate option price will have the same basis and tax holding period as the shares surrendered. The additional shares received upon such exercise will have a tax basis equal to the amount of ordinary income recognized and any cash paid on such exercise and a holding period, which commences on the date of exercise.

         If a Participant exercises an option by tendering shares previously acquired on the exercise of an Incentive Stock Option, a disqualifying disposition will occur if the applicable holding period requirements have not been satisfied with respect to the surrendered stock. The consequences of such a disqualifying disposition is that the Participant may recognize ordinary income at the time.

         The foregoing summary of the effects of federal income taxation upon the Participants, and the Company with respect to shares issued under the 2000 SOP does not purport to be complete and reference is made to the applicable provisions of the Code.

VOTE REQUIRED

         Approval of the 2000 SOP requires the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 2001 Annual Meeting. The Board has unanimously determined that the 2000 SOP is advisable and in the best interests of the Company and the stockholders of the Company.

         THE BOARD BELIEVES THAT THE 2000 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.


        PROPOSAL 3 - APPROVAL OF THE ADOPTION OF THE 2001 EMPLOYEE STOCK
                                  PURCHASE PLAN

         At the 2001 Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 2001 Employee Stock Purchase Plan (the "ESP Plan"). The ESP Plan will replace the existing Employee Stock Purchase Plan of the Company adopted in 1997 (the "1997 ESP"). On June 29, 2001, the Board adopted the ESP Plan, subject to stockholder approval as described herein. Such stockholders' approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 2001 Annual Meeting. The ESP Plan is briefly summarized below, but these descriptions are subject to and qualified in their entirety by the full text of the ESP Plan, which is attached as Annex B to this Proxy Statement.

         There were 200,000 shares of Common Stock available for purchase by the Company's employees under the 1997 ESP Plan, of which employees have purchased an aggregate of 19,876 shares of Common Stock.

         The ESP Plan is an employee stock purchase plan under Code Section 423. The ESP Plan allows employees of the Company and its subsidiaries to purchase the Company's Common Stock from the Company without having to pay any brokerage commissions with respect to the purchases and (if the Board elects to offer such shares at a discount) at a discount without being subject to tax until they sell the stock. The effective date of the ESP Plan is as of June 1, 2001. The purpose of the ESP Plan is to promote the interests of the Company and its stockholders by enabling the Company to offer an opportunity for employees of the Company and its subsidiaries to acquire an equity interest in the Company. The ESP Plan is administered by the Board or a Committee appointed by the Board (the "Committee").

         The purpose of the ESP Plan and of granting Purchase Rights (as defined below) to employees of the Company and its subsidiaries is to promote the interests of the Company and its stockholders by providing stock-based incentives to such employees. Under the ESP Plan, the mutuality of interest between the Company and eligible employees is strengthened because the employees have a proprietary interest in pursuing the Company's long-term growth and financial success. In addition, by allowing employees to participate in the Company's success, the Company is better able to attract, retain and reward quality employees, directors, officers and consultants.

         All employees of the Company and its subsidiaries are eligible to participate in the ESP Plan. However, employees who directly or indirectly own five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or a subsidiary may not participate in the ESP Plan.

         Employees will be granted the right to purchase Common Stock ("Purchase Right") at the end of a fixed period ("Purchase Right Period"), which periods will be established from time to time by the Committee. Employees can commence participation only on the first day of a Purchase Right Period. The Board has determined that there will be four Purchase Right Periods in each year corresponding to calendar quarters: (i) January 1--March 31; (ii) April 1--June 30; (iii) July 1--September 30; and (iv) October 1--December 31. The first Purchase Right Period will be July 1, 2001--September 30, 2001. Employees may not sell or otherwise transfer their Purchase Rights.

         Prior to the beginning of the Purchase Right Period, employees may elect to contribute amounts to the ESP Plan to purchase Common Stock. Employees must designate a fixed dollar amount (not a percentage of compensation), which cannot be increased or decreased during the Purchase Right Period, except that employees may elect to stop contributing to the ESP Plan at any time. The maximum amount an employee can contribute to the ESP Plan is $6,250 during a quarterly Purchase Right Period and $25,000 during a calendar year. However, in no event will a participant be entitled to purchase more than 10,000 shares in a single Purchase Right Period provided that the maximum number of shares that can be purchased is determined by dividing the amount that the participant elects to contribute by the Fair Market Value of a share of the Common Stock on the first day of the Purchase Right Period. The minimum contribution per month is forty dollars ($40).

         Employee contributions can be made by means of payroll withholding in equal amounts over the entire Purchase Right Period, and/or by means of a cash lump sum contribution to the ESP Plan at the beginning of the Purchase Right Period.

         The purchase price for the Common Stock under the ESP Plan is 100% of the "Fair Market Value" (as defined in the ESP Plan, currently the last reported sale price by the Nasdaq Stock Market) of the Common Stock on the last day of the Purchase Right Period; provided, however, that the Board in its discretion from time to time may determine that it is in the best interests of the Company to change the purchase price to such lesser percentage of Fair Market Value with respect to newly issued shares of Common Stock as may be specified by the Board and permitted by the Code.

         A participant may elect to terminate his or her contributions to the ESP Plan and receive a refund of all of his or her contributions at any time prior to the fifteenth (15th) day of the last month of the then current Purchase Right Period by notifying the Company in writing. Upon the termination of his or her contributions to the ESP Plan, all amounts held in the employee's account shall be refunded to the employee no later than 90 days after the date of termination of the Purchase Right. Alternatively, employees who terminate their contributions can elect to leave their contributions in the ESP Plan to be used to purchase stock at the end of the Purchase Right Period.

         The maximum number of shares of Common Stock that can be purchased under the ESP Plan is 500,000, less any shares purchased under the Consultant Stock Purchase Plan (see below), subject to adjustment in certain circumstances. The Common Stock issuable under the ESP Plan may be previously unissued or may have been reacquired by the Company in the open market. The Company currently intends to use unissued shares.

         If after the end of a Purchase Right Period and before the issuance of the affected shares the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for different securities through a reorganization, recapitalization, reclassification or other similar transaction, a proportionate adjustment will be made by the Committee in the number, kind or other relevant affected attribute of the shares subject to outstanding Purchase Rights.

         The Board may at any time amend or terminate the ESP Plan, except as to outstanding Purchase Rights. However, any amendment that relates to the class of individuals who may be participants or the aggregate number of shares granted under the ESP Plan must also be approved by the stockholders of the Company.

         All  Purchase  Rights  will  be   automatically   exercised  upon  (and
immediately before) (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) any reorganization, merger or consolidation in which the Company, does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Company, does survive and any of the stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Company, or (iv) any future acquisition by any person or group (other than ownership by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them is a trustee or beneficiary, and corporations and other entities under their individual or collective control) of beneficial ownership of more than fifty percent (50%) of the Common Stock of the Company.

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE ESP PLAN

         The following general discussion of the principal federal income tax considerations is based upon the statutes and regulations existing at the date of this document, both of which are subject to modification at any time. Participants should consult with their own tax advisors with respect to the federal, state and local tax consequences of the exercise of Purchase Rights and the sale of Common Stock acquired upon the exercise of Purchase Rights, as those tax consequences relate to their own particular circumstances.

         The ESP Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Code Section 423. The ESP Plan is not a tax-qualified retirement plan under Code Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

GRANT AND EXERCISE

         As an Employee Stock Purchase Plan, participants will not recognize any income either at the time of the grant of the Purchase Rights or the time of the issuance of the shares of Common Stock upon the exercise of the Purchase Rights. Correspondingly, the Company will not be entitled to a federal income tax deduction as the result of the grant or the exercise of any Purchase Right.

TAXATION OF PROCEEDS

         CAPITAL GAINS TREATMENT. Upon the subsequent sale or other disposition of Common Stock acquired upon the exercise of a Purchase Right, an employee will generally recognize long-term capital gain or loss if such sale is made after one year from the last day of the Purchase Right Period; provided, however, that if the purchase price was less than 100% of Fair Market Value, long term capital gain treatment will only be available for sales after the later of: (1) two years from the first day of the Purchase Right Period; or (2) one year from the last day of the Purchase Right Period.

         If a participant purchases Common Stock for 100% of Fair Market Value and then sells or otherwise disposes of such shares prior to the expiration of the applicable holding period, the participant will generally recognize a short-term capital gain (generally taxed at ordinary income tax rates).

         ORDINARY INCOME. If the participant purchases Common Stock for less than 100% of Fair Market Value and then sells or otherwise disposes of Common Stock prior to the expiration of the one- two-year holding periods, the participant will generally recognize ordinary income in the year of sale or other disposition in an amount equal to the excess of (1) the fair market value of the share on the last day of the Purchase Right period over (2) the exercise price of the Purchase Right. The amount of ordinary income recognized by the participant will be added to the participant's basis in the Common Stock received upon exercise of the Purchase Right. Any remaining gain or loss recognized upon the disposition of the Common Stock will be short-or long-term capital gain or loss depending on whether the sale occurs more than one year following the last day of the Purchase Right Period in which the Common Stock was purchased. In the case of a premature disposition that triggers the gain or loss of ordinary income, subject to the deduction limitations under Code Section 162(m), the Company will be entitled to a deduction equal to the amount of ordinary income taxable to the participant. Accordingly, the participant is required to notify the Company in the event of such a premature disposition.

         The foregoing summary of the effects of federal income taxation upon the participants and the Company with respect to Purchase Rights issued under the 2001 ESP Plan does not purport to be complete and reference is made to the applicable provisions of the Code.

         THE BOARD BELIEVES THAT THE ESP PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.


       PROPOSAL 4 - APPROVAL OF THE ADOPTION OF THE 2001 CONSULTANT STOCK
                                  PURCHASE PLAN

         At the 2001 Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 2001 Consultant Stock Purchase Plan (the "CSP Plan"). On June 29, 2001, the Board adopted the CSP Plan, subject to stockholder approval as described herein. Such stockholders' approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 2001 Annual Meeting. The CSP Plan is briefly summarized below, but these descriptions are subject to and qualified in their entirety by the full text of the CSP Plan, which is attached as Annex C to this Proxy Statement.

         The CSP Plan is an employee stock purchase plan that is not intended to qualify as an employee stock purchase plan under Code Section 423. The CSP Plan allows participants under the CSP Plan to purchase the Company's Common Stock from the Company without having to pay any brokerage commissions with respect to the purchases, but no discount is available (as is possible, but not currently intended, under the ESP). The effective date of the CSP Plan is as of June 1, 2001. The purpose of the CSP Plan is to promote the interests of the Company and its stockholders by enabling the Company to offer an opportunity for employees of its affiliates (including SMS, SMSI and SIT, the "SPAR Affiliates"), who the Company believes provide valuable field, management, programming and other services to the Company, to acquire an equity interest in the Company. The CSP Plan is administered by the Board or a Committee appointed by the Board (the "Committee").

         All employees of the SPAR Affiliates are eligible to participate in the CSP Plan. The purpose of the CSP Plan and of granting Purchase Rights (as defined below) to employees is to promote the interests of the Company and its stockholders by providing stock-based incentives to the employees of the SPAR Affiliates. Under the CSP Plan, the mutuality of interest between the Company and the employees of the SPAR Affiliates is strengthened because the employees have a proprietary interest in pursuing the Company's long-term growth and financial success. In addition, by allowing such employees to participate in the Company's success, the Company is better able to attract, retain and reward quality consultants and the SPAR Affiliates are better able to attract, retain and reward quality employees, directors, officers and consultants.

         Employees of the SPAR Affiliates will be granted the right to purchase Common Stock ("Purchase Right") at the end of a fixed period ("Purchase Right Period"), which periods will be established from time to time by the Committee. Employees of the SPAR Affiliates can commence participation only on the first day of a Purchase Right Period. The Board has determined that there will be four Purchase Right Periods in each year corresponding to calendar quarters: (i) January 1--March 31; (ii) April 1--June 30; (iii) July 1--September 30; and (iv) October 1--December 31. The first Purchase Right Period will be July 1, 2001--September 30, 2001. Employees of the SPAR Affiliates may not sell or otherwise transfer their Purchase Rights.

         Prior to the beginning of the Purchase Right Period, employees of the SPAR Affiliates may elect to contribute amounts to the CSP Plan to purchase Common Stock. Employees must designate a fixed dollar amount (not a percentage of compensation), which cannot be increased or decreased during the Purchase Right Period, except that employees of the SPAR Affiliates may elect to stop contributing to the CSP Plan at any time. The maximum amount an employee of a SPAR Affiliate can contribute to the CSP Plan is $6,250 during a quarterly Purchase Right Period and $25,000 during a calendar year. However, in no event will a participant be entitled to purchase more than 10,000 shares in a single Purchase Right Period provided that the maximum number of shares that can be purchased is determined by dividing the amount that the participant elects to contribute by the Fair Market Value of a share of the Common Stock on the first day of the Purchase Right Period. The minimum contribution per month is forty dollars ($40).

         Affiliate employee contributions can be made by means of payroll withholding by such affiliate in equal amounts over the entire Purchase Right Period, and/or by means of a cash lump sum contribution to the CSP Plan at the beginning of the Purchase Right Period.

         The purchase price for the Common Stock under the CSP Plan is 100% of the "Fair Market Value" (as defined in the CSP Plan, currently the last reported sale price by the Nasdaq Stock Market) of the Common Stock on the last day of the Purchase Right Period.

         A participant may elect to terminate his or her contributions to the CSP Plan and receive a refund of all of his or her contributions at any time prior to the fifteenth (15th) day of the last month of the then current Purchase Right Period by notifying the Company in writing. Upon the termination of his or her contributions to the CSP Plan, all amounts held in the employee's account shall be refunded to the employee no later than 90 days after the date of termination of the Purchase Right. Alternatively, employees who terminate their contributions can elect to leave their contributions in the CSP Plan to be used to purchase stock at the end of the Purchase Right Period.

         The maximum number of shares of Common Stock that can be purchased under the CSP Plan is 500,000, less any shares purchased under the ESP Plan (see above), subject to adjustment in certain circumstances. The Common Stock issuable under the CSP Plan may be previously unissued or may have been reacquired by the Company in the open market. The Company currently intends to use unissued shares.

         If after the end of a Purchase Right Period and before the issuance of the affected shares the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for different securities through a reorganization, recapitalization, reclassification or other similar transaction, a proportionate adjustment will be made by the Committee in the number, kind or other relevant affected attribute of the shares subject to outstanding Purchase Rights.

         The Board may at any time amend or terminate the CSP Plan, except as to outstanding Purchase Rights. However, any amendment that relates to the class of individuals who may be participants or the aggregate number of shares granted under the CSP Plan must also be approved by the stockholders of the Company.

         All  Purchase  Rights  will  be   automatically   exercised  upon  (and
immediately before) (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) any reorganization, merger or consolidation in which the Company, does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Company, does survive and any of the Stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Company, or (iv) any future acquisition by any person or group of beneficial ownership of more than fifty percent (50%) of the Common Stock of the Company (other than ownership by Robert
G. Brown, William H. Bartels, their respective families, trusts under which either of them is a trustee or beneficiary, and corporations and other entities under their individual or collective control).

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE CSP PLAN

         The following general discussion of the principal federal income tax considerations is based upon the statutes and regulations existing at the date of this document, both of which are subject to modification at any time. Participants should consult with their own tax advisors with respect to the tax consequences (both state and federal) of the exercise of Purchase Rights and the sale of Common Stock acquired upon the exercise of Purchase Rights, as those tax consequences relate to their own particular circumstances.

         The CSP Plan is NOT intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Code Section 423. The CSP Plan is not a tax-qualified retirement plan under Code Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

GRANT AND EXERCISE

         As participants will purchase Common Stock at 100% of Fair Market Value at the end of the Purchase Right Period under the CSP, participants will not recognize any income either at the time of the grant of the Purchase Rights or the time of the issuance of the shares of Common Stock upon the exercise of the Purchase Rights. Correspondingly, the Company will not be entitled to a federal income tax deduction as the result of the grant or the exercise of any Purchase Right.

TAXATION OF PROCEEDS

         CAPITAL GAINS TREATMENT. Upon the subsequent sale or other disposition of Common Stock acquired upon the exercise of a Purchase Right, an employee will generally recognize long-term capital gain or loss if such sale is made after one year from the last day of the Purchase Right Period. If a participant sells or otherwise disposes of such shares prior to the expiration of the applicable holding period, the participant will generally recognize a short-term capital gain (generally taxed at ordinary income tax rates).

         The foregoing summary of the effects of federal income taxation upon the participants and the Company with respect to Purchase Rights issued under the 2001 CSP Plan does not purport to be complete and reference is made to the applicable provisions of the Code.

         THE BOARD BELIEVES THAT THE CSP PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.


        Proposal 5 - Ratification Of The Appointment of Ernst & Young LLP
                           as Independent Accountants

         The Audit Committee of the Board has selected Ernst & Young LLP as independent public accountants to audit the financial statements of the Company for its fiscal year end December 31, 2001. Ernst & Young LLP served as the Company's independent public accountants for its fiscal year end December 31, 2000. Ernst & Young LLP has served as the independent public accountants for the SPAR Marketing Companies (the acquirer of PIA Merchandising Services, Inc., for accounting purposes) for more than the past two fiscal years. A representative of that firm is expected to be available for the 2001 Annual Meeting, will have an opportunity to make a statement if so desired and respond to appropriate questions. If the stockholders do not ratify the selection of Ernst & Young LLP, if it should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Audit Committee will appoint independent public accountants for fiscal 2001. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise.

         THE BOARD BELIEVES THAT THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR END DECEMBER 31, 2001 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of June 29, 2001, by: (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's directors; (iii) each of the executive officers named in the Summary Compensation Table; and (iv) the Company's directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.


                                                                 Number of Shares
Title of Class        Name and Address of Beneficial Owner       Beneficially Owned     Percentage
--------------        ------------------------------------       ------------------     ----------

Common Shares         Robert G. Brown(1)                           7,639,398(2)(4)         40.9%

Common Shares         William H. Bartels(1)                        4,982,489(5)            26.7%

Common Shares         James H. Ross(1)                                83,865                  *

Common Shares         Charles Cimitile(1)                               --

Common Shares         Robert Aders(1)                                 29,700 (6)              *

Common Shares         Jack W. Partridge(1)                             2,500                  *

Common Shares         Jerry B. Gilbert(1)                               --

Common Shares         George W. Off(1)                                  --

Common Shares         Richard J. Riordan                           1,209,922                6.5%
                      300 S. Grand Avenue, Suite 2900
                      Los Angeles, CA  90071

Common Shares         Heartland Advisors, Inc.                     1,568,100(3)             8.4%
                      790 North Milwaukee Street
                      Milwaukee, Wisconsin 53202

Common Shares         Executive Officers and Directors            12,737,952               68.2%


----------

     * Less than 1%

(1) The address of such owners is c/o SPAR Group, Inc. 580 White Plains Road, Tarrytown, New York, 10591.

(2) Includes 1,884,000 shares held by a grantor trust for the benefit of certain family members of Robert G. Brown over which Robert G. Brown, James
     R. Brown, Sr. and William H. Bartels is a trustee.

(3) All information regarding share ownership is taken from Schedule 13G (Amendment No. 7), filed by Heartland Advisors, Inc. with the Securities and Exchange Commission on January 30, 2001.

(4) All information regarding share ownership is taken from Form 4 filed by Robert Brown with the Securities and Exchange Commission on July 9, 2001.

(5) All information regarding share ownership is taken from Form 4 filed by William Bartels with the Securities and Exchange Commission on July 9, 2001.

(6)  All information regarding share ownership is obtained from Robert Aders.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

Executive Officers

         Set forth in the table below are the names, ages and current offices held by all executive officers of the Company. For biographical information regarding Robert G. Brown and William H. Bartels, see Current Members of the Board of Directors, above.

           NAME              AGE           POSITION WITH THE COMPANY
-------------------------   -----   ---------------------------------------
Robert G. Brown              58     Chairman, Chief Executive Officer, President
                                    and Director
William H. Bartels           57     Vice Chairman and Director
Charles Cimitile             46     Chief Financial Officer and Secretary
James H. Ross                68     Treasurer

         Charles Cimitile serves as the Chief Financial Officer and Secretary of the Company and has done so since November 24, 1999. Mr. Cimitile served as Chief Financial Officer for GT Bicycles from 1996 to 1999 and Cruise Phone, Inc. from 1995 through 1996. Prior to 1995, he served as the Vice President Finance, Treasurer and Secretary of American Recreation Company Holdings, Inc. and its predecessor company.

         James H. Ross serves as the Treasurer of the Company and has held such positions since July 8, 1999 (the effective date of the Merger). Mr. Ross has been the Chief Financial Officer of the SPAR Marketing Companies since 1991, and was the General Manager of SBRS from 1994-1999.

Executive Compensation

         The following table sets forth all compensation received for services rendered to the Company in all capacities for the three years ended December 31, 2000, December 31, 1999, and December 31, 1998, by (i) the Company's Chief Executive Officer, and (ii) each of the other four most highly compensated executive officers of the Company who were serving as executive officers at December 31, 2000 (collectively, the "Named Executive Officers").


                                                                                         Long Term
                                                      Annual Compensation (1)      Compensation Awards (1)
                                                  -----------------------------   --------------------------
                                                                                  Securities      All Other
                                                           Salary                 Underlying    Compensation
Name and Principal Positions                  Year       Salary ($)   Bonus ($)   Options (#)      ($)(2)
----------------------------                  ----       ----------   ---------   -----------   ------------
Robert G. Brown                               2000         16,800          --           --            --
    Chief Executive Officer,                  1999          7,500          --      765,972            --
    Chairman of the Board,                    1998        125,000          --           --           791
    President, and Director

William H. Bartels                            2000          16,800         --           --            --
    Vice Chairman and Director                1999          16,307         --      471,992            --
                                              1998          75,000         --           --         1,439
                                                                                                   3,337

Charles Cimitile                              2000        188,000          --       25,000            --
    Chief Financial Officer                   1999         17,090          --       75,000            --

James H. Ross                                 2000         94,800       9,000        5,000         3,337
    Treasurer and Vice President              1999         99,237      12,408       92,665         2,187
                                              1998         80,535       1,710           --         1,897

----------

     (1) For accounting purposes, the Merger is treated as an acquisition of PIA Merchandising Services, Inc., by the SPAR Marketing Companies and related entities. Accordingly, these figures represent the compensation paid by the Company since July 8, 1999, the effective date of the Merger, and the SPAR Marketing Companies prior to that date.

     (2)  Other compensation represents the Company's 401k contribution.


Stock Option Grants in Last Fiscal Year

         The following table sets forth information regarding each grant of stock options made during the year ended December 31, 2000, to each of the Named Executive Officers. No stock appreciation rights ("SAR's") were granted during such period to such persons.


                                              Individual Grants
                        ---------------------------------------------------------------
                         Number of         Percent of                                      Potential Realizable Value at
                         Securities       Total Options     Exercise       Expiration      Assumed Annual Rates of Stock
                         Underlying        Granted to      Price ($/Sh)       Date        Price Appreciation for Option(2)
                          Options         Employees in                                   ----------------------------------
Name                     Granted (#)       Period (%)                                           5%($)           10%($)
----                    --------------   ---------------  --------------  -------------  -----------------  ---------------
Charles Cimitile           25,000(1)          5.2             .625          12/04/10           14,544           22,106
James H. Ross               5,000(1)          1.0             .625          12/04/10            2,909            4,421


----------
     (1) All such options vest over four-year periods at a rate of 25% per year, beginning on the first anniversary of the date of grant.

     (2) The potential realizable value is calculated based upon the term of the option (ten years) at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option.


Aggregated Stock Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

         The following table sets forth the number and value of the exercisable and unexercisable options held by each of the Named Executive Officers at December 31, 2000.


                                 Number of Securities Underlying       Value of Unexercised
                                  Unexercised Options at Fiscal     In-the-Money Options at Fiscal
                                         Year-End(#)(2)                        Year-End ($)
                                --------------------------------    ------------------------------
Name                             Exercisable     Unexercisable       Exercisable     Unexercisable
----                            -------------   ----------------    -------------   ---------------
Robert G. Brown                      95,747        670,225                 --                --
William H. Bartels                   58,999        412,993                 --                --

Charles Cimitile                     18,750         81,250                 --            20,313

James H. Ross (1)                    10,000         35,000                 --             4,063


----------
     (1)  James H. Ross exercised 52,665 options during 2000.
     (2) In January of 2001, each of the above officers voluntarily surrendered for cancellation all of his above listed "Exercisable" Options and the following number of his "Unexercisable" Options: Mr. Brown - 670,225 Unexercisable Options; Mr. Bartels - 412,993 Unexercisable Options; Mr. Cimitile - 56,250 Unexercisable Options; and Mr. Ross - 30,000 Unexercisable Options.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The Compensation Committee is currently comprised of Mr. Aders, Mr. Partridge, Mr. Gilbert and Mr. Off, all non-employee Directors. At December 31, 2000, the Compensation Committee of the Board was comprised solely of Mr. Aders, a non-employee director, who administered the Company's executive compensation programs and policies for 2000. The Company's executive compensation programs are designed to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating the business strategies and long-range plans of the Company.

         The following is the Compensation Committee's report submitted to the Board addressing the compensation of the Company's executive officers for 2000.

Compensation Policy

         The Company's executive compensation policy is (i) designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers; and (ii) based on the belief that the interests of the executives should be closely aligned with the Company's stockholders. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with (i) annual incentive bonuses based on corporate performance and individual contribution, and (ii) stock options through the Company's stock option plans. The Compensation Committee believes that cash compensation in the form of salary and performance-based incentive bonuses provides Company executives with short term rewards for success in operations, and that long-term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in the long-term performance and success of the Company. The Compensation Committee considers all elements of compensation and the compensation policy when determining individual components of pay.

Executive Compensation Components

         As discussed below, the Company's executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

Base Salary

         In establishing base salary levels for executive officer positions, the Committee and Robert G. Brown, the Company's Chief Executive Officer, consider levels of compensation at comparable companies, levels of responsibility and internal issues of consistency and fairness. In determining the base salary of a particular executive, the Committee and Mr. Brown consider individual performance, including the accomplishment of short- and long-term objectives, and various subjective criteria including initiative, contribution to overall corporate performance and leadership ability. The Compensation Committee reviews executive officer salaries annually and exercises its judgment based on all the factors described above. No specific formula is applied to determine the weight of each criteria.

Annual Incentive Bonuses

         The Company's executive officers are eligible for annual bonuses based upon recommendations made by Mr. Brown (as to the other executive officers), and the Compensation Committee (as to Mr. Brown) based upon their individual performance and the Company's achievements of certain operating results. Amounts of individual awards are based principally upon the results of the Company's financial performance during the prior year. The amount of awards for senior officers are within guidelines established by the Committee and Mr. Brown as a result of their review of total compensation for senior management of peer companies. The actual amount awarded, within these guidelines, will be determined principally by the Committee and Mr. Brown's assessment of the individual's contribution to the Company's overall financial performance. Consideration is also given to such factors such as the individual's successful completion of a special project, any significant increase or decrease in the level of the participant's ability to discharge the responsibilities of his position. The bonus related to performance in 1999 that was paid in 2000 to the Named Executive Officer totaled $9,000, comprising 9.5% of such officer's base salary. See "Summary Compensation Table."

Stock Options

         Stock options encourage and reward effective management which results in long-term corporate financial success, as measured by stock price appreciation. Stock options covering 30,000 shares were granted to the executive officers of the Company and stock options covering 479,500 shares were granted to 48 other employees of the Company, its subsidiaries and the SPAR affiliates during 2000. The number of options that each executive officer or employee was granted was based primarily on the executive's or employee's ability to influence the Company's long-term growth and profitability. The Compensation Committee believes that option grants afford a desirable long-term compensation method because they closely ally the interests of management with stockholder value and that grants of stock options are the best way to motivate executive officers to improve long-term stock market performance.

         The 1995 Amended and Restated Stock Option Plan ("1995 SOP") provided for the granting of either incentive or nonqualified stock options to specified employees, consultants and directors of SPAR Group, Inc. for the purchase of up to 3,500,000 shares of SPAR's common stock. The options have a term of ten years, except in the case of incentive stock options granted to greater than 10% stockholders, for which the term is five years. The exercise price of nonqualified stock options must be equal to at least 85% of the fair market value of SPAR's common stock at the date of grant, the exercise price of incentive stock options must be equal to at least the fair market value of SPAR's common stock at the date of grant. The vesting provisions of options granted under the 1995 Plan are designed to encourage longevity of employment with the Company and generally extend over a four-year period. At December 31, 2000, options to purchase 683,523 shares were available for grant under this plan.

         On July 8, 1999, in connection with the merger, the Company established the Special Purpose Stock Option Plan of PIA Merchandising Services, Inc. to provide for the issuance of substitute options to the holders of outstanding options granted by Spar Acquisition, Inc. There were 134,114 options granted at $0.01 per share. During 2000, 108,364 options were exercised. At December 31, 2000, 25,750 options remain outstanding under the Plan. The Company did not issue any new options under this plan in 2000.

         In December of 2000, the Company adopted the 2000 Stock Option Plan ("2000 SOP") Plan, as the successor to the 1995 SOP with respect to all new options issued. The 2000 SOP provides for the granting of either incentive or nonqualified stock options to specified employees, consultants and directors of SPAR Group, Inc., its subsidiaries and SPAR affiliates, for the purchase of up to 3,600,000 (less those options issued and still outstanding under the 1995 SOP at December 31, 2000). The options have a term of ten years, except in the case of incentive stock options granted to greater than 10% stockholders, for which the term is five years. The exercise price of nonqualified stock options must be equal to at least 85% of the fair market value of SPAR's common stock at the date of grant (although typically are issued at 100%), and the exercise price of incentive stock options must be equal to at least the fair market value of SPAR's common stock at the date of grant. In December 2000, options to purchase (118,500) shares were granted. At December 31, 2000, 565,023 options to purchase shares were available for grant under this plan.

         In January 2001, options under the 1995 SOP to purchase 2,349,825 shares of the Company's common stock were voluntarily surrendered and cancelled by 117 employees of and consultants to the Company. The cancelled options will be available for future grant. The Company expects to grant similar quantities of options at some future date(s) under the 2000 Plan.

Compensation Of Chief Executive Officer

         The relatively low compensation paid to Mr. Robert G. Brown, the Chief Executive Officer of the Company, during the fiscal year ended December 31, 2000, in comparison to compensation paid to chief executive officers of comparable companies, resulted from such officer's request that he not receive higher compensation for 2000. Mr. William Bartels, the Vice Chairman, had made a similar request.

         In May 2001, the Compensation Committee, on its own initiative, increased Mr. Brown's salary to $194,200 per year. The Compensation also increased Mr. William Bartels' salary to the same amount.

Internal Revenue Code Section 162(M)

         Under Section 162(m) of the Code, the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its stockholders.

                                        COMPENSATION COMMITTEE


                                        Robert O. Aders

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The Audit Committee of the Board is currently comprised of Mr. Aders, Mr. Partridge, Mr. Gilbert and Mr. Off, all non-employee directors, who administer the Company's audit programs and policies. On March 2, 2001, the date of the Ernst & Young LLP independent audit report, the Audit Committee was comprised of Mr. Aders and Mr. Partridge.

         The following is the Audit Committee's report submitted to the Board.

         The Committee has reviewed and discussed with management of the Company and Ernst & Young LLP, ("E&Y"), the independent auditing firm of the Company, the audited financial statements of the Company as of December 31, 2001 for each of the two years in the period ended December 31, 2001 (the "Audited Financial Statements").

         In addition, the Committee has discussed with E&Y the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

         The Committee also has received and reviewed the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1, and has discussed with that firm its independence from the Company. The Committee also discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

         Management is responsible for the Company's internal controls and the financial reporting process. E&Y is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         Based on the foregoing review and discussions and a review of the report of E&Y with respect to the Audited Financial Statements, and relying thereon, the Committee has recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                        AUDIT COMMITTEE

                                        Robert O. Aders

                                        Jack W. Partridge

Company Performance

         The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Stocks (SIC 7380-7389 U.S. Companies) Miscellaneous Business Services Index, Russell 2000 and S&P Services (Advertising & Marketing) for the period during which the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The graph assumes that the value of an investment in Common Stock and in each such index was $100 on February 29, 1996 (the date the Company's Common Stock was registered under the Exchange Act), and that all dividends have been reinvested.

         The comparison in the graph below is based on historical data and is not intended to forecast the possible future performance of the Company's Common Stock.

                COMPARISON OF 58 MONTH CUMULATIVE TOTAL RETURN*
                             AMONG SPAR GROUP, INC.

                              [GRAPH APPEARS HERE]


                                                                    Cumulative Total Return
                            -------------------------------------------------------------------------------------------------------
                                 3/4/96     12/31/96     12/31/97       1/1/99      7/8/99      12/31/99      12/31/00

SPAR GROUP, INC.                 100.00        62.69        29.85        14.93       29.85         20.15          4.85
NASDAQ STOCK MARKET (U.S.)       100.00       117.93       144.43       203.68      249.88        378.54        227.80
RUSSELL 2000                     100.00       113.09       138.39       134.86      147.38        163.53        158.59
S & P SERVICES
(ADVERTISING & MARKETING)        100.00       104.98       153.93       279.61      343.58        444.18        353.34
PEER GROUP                       100.00       126.24        72.78        71.65      104.94        145.80         23.99


Section 16(A) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and certain of its officers and persons who own more than 10% of the Common Stock (collectively, "Insiders"), to file reports of ownership and changes in their ownership of the Common Stock with the Commission. Insiders are required by Commission regulations to furnish SPAR with copies of all
Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5s were required for those persons, SPAR believes that its Insiders complied with all applicable Section 16(a) filing requirements for fiscal 1999, with the exception of Mr. William H. Bartels, who purchased 10,000 shares of the Company's stock on December 8, 2000 but failed to file the requisite Form 4 on a timely basis.

                                 OTHER BUSINESS

         The Company is not aware of any other business to be presented at the 2001 Annual Meeting. All shares represented by Company proxies will be voted in favor of the proposals of the Company described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, Company proxy holders will vote thereon according to their best judgment.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Any stockholder who wishes to present a proposal for action at the 2002, Annual Meeting and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management must notify the Company no later than March 18, 2002, in such form as required under the rules and regulations promulgated by the Securities and Exchange Commission. Notices of stockholder proposals submitted outside the processes of Rule 14a-18 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals if received after June 1, 2002.

                                 ANNUAL REPORTS

         A COPY OF THE COMPANY'S 2000 ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2000, IS BEING MAILED TO EACH STOCKHOLDER OF RECORD TOGETHER WITH THIS PROXY STATEMENT.

         THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AS AMENDED BY ITS REPORT ON FORM 10-K/A (AMENDMENT NO. 1). A COPY OF THIS REPORT IS INCLUDED IN THE COMPANY'S ANNUAL REPORT. THE ANNUAL REPORT, FORM 10-K AND FORM 10-K/A ARE NOT PART OF THE COMPANY'S SOLICITING MATERIAL.

                            PROXIES AND SOLICITATION

         The proxy accompanying this Proxy Statement is solicited on behalf of the Company's Board of Directors. Proxies for the 2001 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by directors, officers and regular employees of the Company (who will not be specifically compensated for such services) personally or by telephone. The Company will reimburse banks, brokers custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

         All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

                                        By Order of the Board of Directors


                                        CHARLES CIMITILE
                                        Secretary

Tarrytown, New York
July 13, 2001

                                    ANNEX A
                                    -------

                             2000 STOCK OPTION PLAN
                                       OF
                                SPAR GROUP, INC.

                        (as amended through July 1, 2001)


         Section 1. Purposes of this Plan. This stock option plan (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, this "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), and to consultants and directors who are not employees, of SPAR Group, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Section 19 hereof), and to offer an additional inducement in obtaining the services of such individuals. Without in any way limiting the foregoing, such consultants include the employees of each SPAR Affiliate (as hereinafter defined), and this Plan is intended to provide an incentive to the employees of each SPAR Affiliate (including directors and officers who are employees). This Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the
"Tax Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Tax Code. Each reference to a consultant in the Plan shall be deemed to include each of the consultant's employees in the case of a consultant that is not a natural person.

         Section 2. Stock  Subject to this Plan.  Subject to the  provisions  of
Section 12, the aggregate number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), for which options may be granted and outstanding under this Plan shall not at any time exceed (a) 3,600,000 shares, minus (b) the sum at such time of (i) the cumulative aggregate number of shares of Common Stock covered by all options issued under this Plan, (ii) the aggregate number of shares of Common Stock covered by all options issued under the 1995 Plan and remaining outstanding on December 4, 2000, and plus (c) the aggregate number of Voided Option Shares under this Plan and the 1995 Plan. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Section 13 hereof, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable (other than through exercise) shall again become available for the granting of options under this Plan. The Company shall at all times during the term of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Plan. "Voided Option Shares" shall the aggregate number of shares of Common Stock covered by options issued under this Plan or the 1995 Plan, as applicable, that after December 4, 2000, through the date of calculation become void, expire, are canceled, terminate unexercised or cease for any reason whatsoever to become exercisable other than through exercise.

         Section 3. Administration of this Plan. (a) This Plan will be administered by the Board of Directors, or by a committee (the "Committee"), whether the Board or the Committee, consisting of two or more directors appointed by the Board of Directors. Those administering this Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Tax Code or to comply with Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer this Plan shall be comprised of two or more directors each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3, and (ii) an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The delegation of powers to the Committee shall be consistent with all applicable law (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Board or the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Board or the Committee.


                                     -A-1-

         (b) Subject to the express provisions of this Plan, the Administrators shall have the authority, in their sole discretion, to determine (among other things): (i) the persons who shall be granted options; (ii) the times when they shall receive options; (iii) whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; (iv) the term of each option, including any provisions for early termination; (v) the date each option shall become exercisable; including any provisions for early vesting; (vi) whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; (vii) whether to accelerate the date of exercise of any option or installment; (viii) whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; (ix) the exercise price of each option; the form of payment of the exercise price; (x) the fair market value of a share of Common Stock; (xi) whether and under what conditions to restrict the pledge, sale or other disposition of any option granted under this Plan, the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction, whether individually, by class or otherwise; (xii) whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Section 11 hereof (the "Contract"), including (without limitation) restrictions or contingencies relating to (A) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Section 19 hereof) and any Subsidiaries, (B) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (C) the period of continued employment or consulting of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; (xiii) the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; (xiv) whether an optionee has a Disability (as such term is defined in Section 19); (xv) to cancel or modify an option either with the consent of the optionee or as provided in the Contract; provided, however, that the modified provision is permitted to be included in an option granted under this Plan on the date of the modification; provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Tax Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of this Plan; (xvi) to construe the respective Contracts and this Plan; (xvii) to prescribe, amend and rescind policies, rules and regulations relating to this Plan; (xviii) to approve any provision of this Plan or any option granted under this Plan, or any amendment to either, that under Rule 16b-3 or Section 162(m) of the Tax Code requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order (1) to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or (2) to preserve any deduction under Section 162(m) of the Tax Code; and (xix) to make all other determinations necessary or advisable for administering this Plan.

         (c) The Company will maintain a separate bookkeeping account on its books and records for each optionee for the purpose of recording all options granted, exercised, surrendered or expired and other actions taken with respect thereto, and such books and records shall be conclusive as to the existence and amounts thereof absent manifest error.

         (d) Any controversy or claim arising out of or relating to this Plan, any option granted under this Plan or any Contract on the books and records of the Company with respect thereto shall be determined unilaterally by the Administrators in their sole and absolute discretion. The determinations of the Administrators on such matters shall be final, conclusive and binding on all parties.

         (e) No present or former Administrator or employee of the Company or any of its subsidiaries or affiliates shall be liable for any action, inaction or determination made in good faith with respect to this Plan, any option granted, exercised, surrendered or expired hereunder or any bookkeeping entry made in connection therewith.

         Section 4. Eligibility. The Administrators may from time to time, consistent with the purposes of this Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the


                                     -A-2-
maximum number of shares subject to options that may be granted to any employee during any calendar year under this Plan shall be 1,000,000 shares; and provided, further, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under this Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, that are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

         Section 5. Exercise Price. (a) The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that (i) except as provided below, the exercise price of an option shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; (ii) if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Tax Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant; and (iii) the Administrators must first obtain the approval of the Board to grant a NQSO with an exercise price which is less than the fair market value of the shares on the date of the granting of the NQSO; provided, however, that with respect to any NQSO granted to a "covered employee" (as such term is defined in Section 162(m) of the Tax
Code), the exercise price of the shares of Common Stock underlying such NQSO shall not be less than the fair market value of such shares on the date of granting of such NQSO.

         (b) The fair market value of a share of Common Stock on any day shall be: (i) if the principal market for the Common Stock is a national securities exchange, the closing sales price per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (A) if actual sales price information is available with respect to the Common Stock, the closing sales price per share of the Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the closing bid and asked prices per share for the Common Stock on such day on Nasdaq; or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses
(i), (ii) and (iii) of this subsection are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

         Section 6. Term. Each option granted pursuant to this Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to this Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO (but not an NQSO) is granted, the optionee owns (or is deemed to own under Section 424(d) of the Tax Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

          Section 7. Exercise.

         (a) An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (i) specifying the option being exercised and the number of shares of Common Stock as to which such option is being exercised, and (ii) accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(A) in cash and/or by certified check, (B) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Section 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, (C) with a concurrent sale of option shares to the extent permitted by subsection (b) of this Section, or (D) some combination thereof; provided, however, that in no


                                     -A-3-
case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

         (b) The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to sell all or a portion of the option shares and deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         (c) An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         (d) In no case may a fraction of a share of Common Stock be purchased or issued under this Plan.

         Section 8. Termination of Relationship. (a) Except as may otherwise be expressly provided in the applicable Contract or optionee's written employment or consulting or termination contract, any optionee whose employment or consulting relationship with the Company, its Parent, any of its Subsidiaries and, in the case of consultants, with any Affiliate or other consultant of the Company has terminated for any reason (other than the optionee's death or Disability) may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Section 19), such option shall terminate immediately.

         (b) For the purposes of this Plan, an employment or consulting relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an employee of the Company, its Parent, any of its Subsidiaries or any of its consultants (including any of its Affiliates). As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of this Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries, Parent or Affiliate or other consultant, as the case may be is guaranteed either by statute or by contract or the Company, its Parent, any of its Subsidiaries or Affiliate or other consultant, as the case may be, has consented in writing to longer absence. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute, contract or consent, the employment or consulting relationship shall be deemed to have terminated on the 91st day of such leave.

         (c) Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason (other than the optionee's death or Disability) may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee's directorship is terminated for Cause, such option shall terminate immediately.

         (d) Nothing in this Plan or in any option granted under this Plan shall confer on any person any right to continue in the employ of or as a director of or consultant to the Company, its Parent, any of its Subsidiaries or any of their respective Affiliates, or as a director of the Company, or interfere in any way with any right of the Company, its Parent, any of its Subsidiaries or any of their respective Affiliates to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent, any of its Subsidiaries or any of their respective Affiliates.


                                     -A-4-

         Section 9. Death or Disability of an Optionee. (a) Except as may otherwise be expressly provided in the applicable Contract or optionee's written employment or consulting or termination contract, if an optionee dies (i) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (ii) within three (3) months after the termination of the optionee's employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (iii) within one (1) year following the termination of such employment or consulting relationship by reason of the optionee's Disability, the options granted to the optionee as an employee of, or consultant to, the Company or any of its Subsidiaries, will become fully vested and may be exercised, by the optionee's Legal Representative (as such term is defined in Section 19), at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract or optionee's written employment or consulting or termination contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the optionee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         (b) Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (i) while the optionee is a director of the Company, (ii) within three (3) months after the termination of the optionee's directorship with the Company (unless such termination was for Cause) or (iii) within one (1) year after the termination of the optionee's directorship by reason of the optionee's Disability, the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative at any time within one
(1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         Section 10. Compliance with Securities Laws. (a) It is a condition to the exercise of any option that either (i) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         (b) The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company such optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, as the Administrators may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

         (c) In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Administrators free of any conditions not acceptable to the Administrators.


                                     -A-5-

         Section 11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

         Section 12. Adjustments upon Changes in Common Stock. (a) Notwithstanding any other provision of this Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split-up, combination or exchange of shares or the like that results in a change in the number or kind of shares of Common Stock that were outstanding immediately prior to such event, the aggregate number and kind of shares subject to this Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 12 if such adjustment (i) would cause this Plan to fail to comply with Section 422 of the Tax Code or with Rule 16b-3 (if applicable to such option), or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

         (b) Except as provided below, unless the Administrators shall, in their sole discretion, determine otherwise, upon (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) any reorganization, merger or consolidation in which the Company does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Company's stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Company, or (iv) any acquisition by any person or group (as defined in Section 13(d) of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of Common Stock (other than ownership by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them is a trustee or beneficiary, and corporations and other entities under their individual or collective control) (each of the events described in clauses (i), (ii), (iii) and (iv) are referred to herein individually as an "Extraordinary Event"), this Plan and each outstanding option shall terminate. In such event each optionee shall have the right to exercise, in whole or in part, any unexpired option or options issued to the optionee, to the extent that said option is then vested and exercisable pursuant to the provisions of said option or options and this Plan within fifteen (15) Business Days of the Company's giving of written notice to the optionee of such Extraordinary Event.

         (c) Except as otherwise expressly provided in this Plan, the applicable Contract or the optionee's written employment or consulting or termination contract, the termination of employment of, or the termination of a consulting or other relationship with, an optionee for any reason shall not, unless the Administrators decide otherwise, accelerate or otherwise affect the number of shares with respect to which an option may be exercised; provided, however, that the option may only be exercised with respect to that number of shares which could have been purchased under the option had the option been exercised by the optionee on the date of such termination.

         (d) Notwithstanding anything to the contrary contained in this Plan, or any provision to the contrary contained in a particular Contract, the Administrators, in their sole discretion, at any time, or from time to time, may elect to accelerate the vesting or all or any portion of any option then outstanding. The decision by the Administrators to accelerate an option or to decline to accelerate an option shall be final, conclusive and binding. In the event of the acceleration of the exercisability of options as the result of a decision by the Administrators pursuant to this Section 12, each outstanding option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Administrators may determine in their sole discretion; provided, however, that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an option after the stated period) may not adversely affect the rights of any optionee without the consent of the optionee so adversely affected. Any outstanding option that has not been exercised by the holder at the end of such stated period shall terminate automatically and become null and void.

         Section 13. Amendments and Termination of this Plan. This Plan was adopted by the Board of Directors on December 4, 2000, and amended by the Board of Directors on June 29, 2001. No option may be granted under this Plan after December 4, 2010. The Board of Directors, without further


                                     -A-6-
approval of the Company's stockholders, may at any time suspend or terminate this Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including (without limitation) in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Tax Code, or to comply with the provisions of Rule 16b-3 of the Exchange Act or
Section 162(m) of the Tax Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, that would (a) except as contemplated in Section 12, increase the maximum number of shares of Common Stock for which options may be granted under this Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of this Plan shall adversely affect the rights of an optionee under any option granted under this Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under this Plan prior to the termination or suspension of this Plan shall continue after such termination or during such suspension.

         Section 14. Non-Transferability. (a) Except as otherwise provided below or in the applicable Contract, no option granted under this Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's Legal Representatives. Except to the extent provided below or in the applicable Contract, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect, unless and to the extent the Board, in the case of NQSOs, has given its express written consent to any pledge or hypothecation to (and subsequent disposition by) a financial institution, which NQSOs shall continue to be subject to the terms and provisions of this Plan and the applicable Contract and may be subject to such additional limits, conditions and provisions as the Board may require in its sole and absolute discretion as a condition of such consent.

         (b) The Administrators may, in their discretion, authorize all or a portion of any NQSO granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), including (without limitation) adopted children and grandchildren, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer (other than natural love and affection, the beneficial or equity interests therein received in connection with any such transfer to a trust or partnership, or the legal consideration for such a transfer to be enforceable), and (B) the Contract pursuant to which such options are granted must (1) be specifically approved by the Administrators and (2) expressly provide for transferability in a manner consistent with this Section 14.

         (c) Following any permitted transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 7 and 10 reference to "optionee" shall be deemed to refer to the transferee. The provisions in Section 8 hereof respecting the effect of termination of employment and Section 9 respecting the effect of death or Disability shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified in the Contract. Any permitted transferee shall be required prior to any transfer of an option or shares of Common Stock acquired pursuant to the exercise of an option to execute a written undertaking to be bound by the provisions of this Plan and the applicable Contract.

         Section 15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Section 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.


                                     -A-7-

         Section 16. Legends; Payment of Expenses. (a) The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under this Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of this Plan or any agreement between the Company and the optionee with respect to such shares of Common
Stock, or (iii) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Tax Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under this Plan.

         (b) The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under this Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         Section 17. Use of Proceeds. Except to the extent required by law, the Company's Certificate of Incorporation, or the Company's By-laws, the cash proceeds to be received upon the exercise of an option under this Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

         Section 18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Section 19) or assume the prior options of such Constituent Corporation.

         Section 19. Definitions.

         (a) "Affiliate" shall mean with respect to the Company, any other corporation or other entity (other than a Parent or a Subsidiary), who directly or indirectly, is in control of, is controlled by or is under common control with the Company. For the purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any corporation or other entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or other entity, whether through the ownership of capital stock, by contract or otherwise.

         (b) "Business Day" shall mean any day other than (i) any Saturday or Sunday or (ii) New Year's Day, Martin Luther King's Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving, and Christmas.

         (c) "Cause," in connection with the termination of an optionee, shall mean (i) "cause", as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services or termination agreement between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Section 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to clauses (A) through (E), as determined by the Board of Directors in their sole and absolute discretion.

         (d) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Tax Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.


                                     -A-8-

         (e) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Tax Code.

         (f) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under this Plan.

         (g) "Parent"  shall mean a "parent  corporation"  within the meaning of
Section 424(e) of the Tax Code.

         (h) "SPAR Affiliate" and "SPAR Affiliates" shall respectively mean any one or more of SPAR Marketing Services, Inc., SPAR Management Services, Inc., SPAR InfoTech, Inc., and any other affiliate of any of them or of the Company, including (without limitation) any corporation or other entity directly or indirectly under the control of one or more of Robert G. Brown, William H. Bartels, their respective families, and trusts under which either of them is a trustee or beneficiary.

         (i) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Tax Code.

         Section 20. No Additional Rights. (a) Neither the adoption of this Plan nor the granting of any option shall: (i) affect or restrict in any way the power of the Company, any of its subsidiaries or any SPAR Affiliate to undertake any corporate action otherwise permitted under applicable law; or (ii) confer upon any optionee the right to continue to be employed by the Company, any of its subsidiaries or any SPAR Affiliate, nor shall it interfere in any way with the right of the Company, any of its subsidiaries or any SPAR Affiliate to terminate the employment of any optionee at any time, with or without cause.

         (b) No optionee shall have any rights as a stockholder with respect to shares covered by an option until such time as the optionee is listed as the owner of record of the purchased shares on the books and records of the Company's transfer agent.

         (c) No adjustments will be made for cash dividends or other rights for which the record date is prior to the date the optionee is listed as the owner of record of the purchased shares on the books and records of the Company's transfer agent.

         Section 21. Indemnification. (a) To the maximum extent permitted by law, the Company shall indemnify each Administrator and every other member of the Board, as well as any other employee of the Company, any Subsidiary or any SPAR Affiliate, from and against any and all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment and reasonable attorneys fees and expenses) reasonably incurred by the individual in connection with any claims against the individual by reason of any action, inaction or determination by the individual under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of any duties under the Plan; or (ii) the individual fails to assist the Company in defending against any such claim.

         (b) Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit.

         (c) Furthermore, the Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

         Section 22. Governing Law. This Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than those that would defer to the substantive laws of another jurisdiction).

         Section 23. Construction. Neither this Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing this Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the plural and singular, respectively, and any term stated in the masculine, feminine or neuter gender shall include the other forms as well. Captions and headings have been provided for convenience and shall not affect the meaning or interpretation of this Plan or any Contract.


                                     -A-9-

         Section 24. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in this Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         Section 25. Stockholder Approval. This Plan shall be subject to approval by (a) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present or (b) the Company's stockholders acting in accordance with the provisions of Section 228 of the Delaware General Corporation Law. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if this Plan had not been subject to such approval. Notwithstanding the foregoing, if this Plan is not approved by a vote of the stockholders of the Company on or before December 4, 2001, this Plan and any options granted hereunder shall terminate.


                                     -A-10-

                                     ANNEX B
                                     -------


                                SPAR GROUP, INC.

                        2001 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE
                           --------------------------

         Section 1.1. Purpose. The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by Employees of SPAR Group, Inc. or any Subsidiary that maintains the Plan in order to increase their proprietary interest in the success of the Company (as "Employees", "Subsidiary", "Plan" and "Company" are hereinafter defined).

         Section 1.2. Effective Date. The effective date of the Plan is as of June 1, 2001.

                                   ARTICLE II

                                  DEFINITIONS.
                                  ------------

         Section 2.1. Whenever used in the text of this Plan, the following terms shall have the meanings set forth below:

         "Board" shall mean the Board of Directors of SPAR Group, Inc.

         "Committee" shall mean the Board or a committee (which may include nonmembers of the Board) or officer(s) of SGRP designated by the Board to administer the Plan. The Board may appoint and remove members of the Committee at any time. "Committee" shall include (without limitation) the Board acting as the Committee irrespective of whether such a Committee then exists.

         "Common Stock" shall mean the common stock of SPAR Group, Inc.

         "Company" shall mean SGRP, as well as any Subsidiary whose employees participate in the Plan with the consent of the Board.

         "CSP Plan" shall mean SGRP's 2001 Consultant Stock Purchase Plan, effective as of June 1, 2001, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

         "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Tax Code.

         "Employee" shall mean any person who is designated by the Company as its employee for purposes of the Tax Code. This term does not include members of the Board unless they are employed by the Company in a position in addition to their duties as directors, and does not include individuals designated by the Company as independent contractors, notwithstanding any subsequent determination to the contrary by the Internal Revenue Service.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of Common Stock shall be determined in accordance with the following rules.

   (i) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price on that day, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices on that day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or is listed;


                                     -B-1-

   (ii) If not listed or admitted to trading on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq Stock Market or any comparable system or, if no such reported sale takes place on that day, the average of the closing bid and asked prices on that day;

   (iii) If the Common Stock is not included in the Nasdaq Stock Market or any comparable system, Fair Market Value shall be the average of the closing bid and asked prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose;

   (iv) If the Common Stock is not traded on the day in question, its Fair Market Value on most recent preceding day on which it was traded shall be used.

         "Participant" shall mean an Employee who has been granted a Purchase Right under the Plan.

         "Plan" shall mean this 2001 Employee Stock Purchase Plan, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein.

         "Purchase Right" shall mean a right to purchase Common Stock granted pursuant to the Plan.

         "Purchase Right Period" shall mean the following periods: (a) January 1
- March 31; (b) April 1 - June 30; (c) July 1 - September  30; and (d) October 1
- December 31; or such other periods as the Committee from time to time may approve. The first Purchase Right Period shall commence on July 1, 2001, or such later date as the Committee may approve, and shall end on September 30, 2001.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

         "SGRP" shall mean SPAR Group, Inc., a Delaware corporation.

         "Stockholders" shall mean the holders of Common Stock.

         "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         "Tax Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

                                   ARTICLE III

                         ELIGIBILITY AND PARTICIPATION.
                         ------------------------------

         Section 3.1. Eligibility. (a) Except as otherwise provided in Section 3.1(b) or 3.1(c) hereof, all Employees are eligible to participate in the Plan.

         (b) No Employee may be granted a Purchase Right if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a Subsidiary. For this purpose, an Employee's ownership interest shall be determined in accordance with the constructive ownership rules of Tax Code
Section 424(d).

         (c) The Committee from time to time may establish, and once established from time to time may modify or repeal, additional limits on or criteria for eligibility not prohibited by the Tax Code or other applicable law, including (without limitation) duration of employment.

         Section 3.2. Payroll Withholding. (a) Employees may enroll as Participants by executing prior to the commencement of each Purchase Right Period a form provided by the Committee on which they designate: (i) the dollar amount (not a percentage of compensation) to be deducted from their paychecks and contributed to their Accounts for the purchase of Common Stock, which shall not be less than ten dollars ($10) per week in the case of a Participant paid on a weekly basis, twenty dollars ($20) per pay period in the case of


                                     -B-2-
a Participant paid on a bi-weekly or semi-monthly basis, or forty dollars ($40) per pay period in the case of a Participant paid on a monthly basis; and/or (ii) the amount of funds, if any, which they will deposit at the beginning of the Purchase Right Period for the purchase of Common Stock, which amount may be subject to a limit established by the Board or Committee from time to time. Each Participant hereby authorizes his Company employer to make such withholdings and remit them to SGRP to hold and apply in accordance with this Plan.

         (b) Once chosen, the rate of contributions for a Purchase Right Period cannot be decreased or increased without terminating the Purchase Right.

         (c) However, pursuant to rules and procedures prescribed by the Committee, a Participant may make additional contributions to make up any contributions that he or she failed to make while on a leave of absence if the Participant returns to active employment and contributes those amounts before the end of the Purchase Right Period.

         Section 3.3. Limitations. (a) Notwithstanding anything herein to the contrary, a Participant may not accrue a right to purchase shares of Common Stock under the Plan at a rate that exceeds either six thousand two hundred fifty dollars ($6,250) per quarterly Purchase Right Period or twenty-five thousand dollars ($25,000) per calendar year, determined in accordance with Tax Code Section 423(b)(8).

         (b) The twenty-five thousand dollar ($25,000) limitation shall apply to the Participant's right to purchase Common Stock under the Plan and under all other employee stock purchase plans that are maintained by the Company and its Subsidiaries, including those described in Tax Code Section 423.

         (c) These dollar limitations apply to the Fair Market Value of Common Stock on the first day of the Purchase Right Period.

         Section 3.4. Granting of Purchase Rights. (a) The price at which each share covered by a Purchase Right will be purchased will in all instances be one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the last day of that Purchase Right Period; provided, however, that the Board in its discretion from time to time may determine that it is in the best interests of the Company to charge, and direct that the purchase price will be (for such period or until the Board in its discretion determines otherwise), such lesser percentage of Fair Market Value with respect to newly issued shares of Common Stock as may be specified by the Board and permitted by the Tax Code.

         (b) Notwithstanding the provisions of Paragraph (a) above, and subject to the limitations of Section 3.3 above, in no event will a Participant be entitled to purchase more than ten thousand (10,000) shares in a single Purchase Right Period.

         Section 3.5. Establishment of Accounts. (a) All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution, or both) will be deposited into a separate account maintained for all of the Participants (the "Plan Account"). The Company will maintain a separate bookkeeping account on its books and records for each Participant for the purpose of crediting all additions to and subtractions from the Plan Account made by or on behalf of the Participant, and such books and records shall be conclusive as to the existence and amounts thereof absent manifest error.

         (b) No interest will be earned on any Participant contributions to the Plan.

         (c) A Participant may not withdraw any amounts from his or her deposits (including withholdings and lump sum contributions) into the Plan Account without terminating his or her Purchase Right for the applicable Purchase Right Period pursuant to Section 4.1 below.

                                   ARTICLE IV

                                PURCHASE RIGHTS.
                                ----------------

         Section 4.1. Termination of Purchase Rights. (a) A Participant may withdraw from the Plan at any time with respect to the then current or the next Purchase Right Period (as specified by the Participant) by submitting written notice to the Company by no later than the fifteenth (15th) day of the last month of the then current Purchase Right Period. The Participant's Purchase Right shall terminate upon his or her withdrawal from the Plan.

         (b) Except as otherwise provided in Section 4.5 hereof, a Purchase Right shall terminate automatically if the Participant holding the Purchase
Right:  (i) ceases to be  employed  by the  Company for any


                                     -B-3-
reason for more than ninety (90) days; or (ii) is on a leave of absence in excess of ninety (90) days, unless the Participant's rights to reemployment are guaranteed by statute or contract with the Company.

         (c) Upon the termination of a Purchase Right, all amounts held for the Participant in the Plan Account shall be refunded to the Participant no later than ninety (90) days after the date of termination.

         (d) Notwithstanding the above provisions of this Section 4.1, in the event that a Participant ceases making contributions during a Purchase Right Period but does not incur a termination of employment, the Participant may elect to leave his or her prior contributions in the Plan to be used to purchase Common Stock at the end of the Purchase Right Period. However, in no event can a
Participant: (i) reduce (but not eliminate) his or her contributions during a Purchase Right Period; or (ii) suspend his or her contributions and recommence making them in the same Purchase Right Period, unless due to a leave of absence.

         Section 4.2. Exercise of Purchase Rights. (a) Unless previously terminated, Purchase Rights will be exercised automatically on the last day of the Purchase Right Period.

         (b) Except as provided in Section 3.2(c) above, payment for shares to be purchased at the termination of the Purchase Right Period may only be made from funds: (i) deposited at the beginning of a Purchase Right Period; and/or
(ii)  accumulated  through  payroll  deductions  made during the Purchase  Right
Period.

         (c) The Company, at is option may either (i) issue stock certificates to each individual purchaser for the whole number of shares of Common Stock or
(ii) issue one or more global stock certificates for the aggregate number of shares of Common Stock, and maintain records of the amount of Common Stock owned by each individual purchaser, as soon as practicable following the date of the exercise of the Purchase Right.

         (d) Fractional shares will not be issued under the Plan. Any accumulated payroll deduction or funds deposited at the beginning of a Purchase Right Period that otherwise would have been used to purchase fractional shares (but for the foregoing) will be carried forward and applied toward the purchase of Common Stock under the Plan at the end of the next Purchase Right Period.

         Section 4.3.  Extraordinary  Event.  The  following  provisions of this
Section 4.3 shall apply, notwithstanding any other Section of this Plan to the contrary.

         (a) An  "Extraordinary  Event"  shall be deemed to occur as a result of
(i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of SGRP, (ii) any reorganization, merger or consolidation in which SGRP, does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which SGRP, does survive and any of the Stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of SGRP, or (iv) any acquisition by any person or group (as defined in Section 13(d) of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Common Stock (other than ownership by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them is a trustee or beneficiary, and corporations and other entities under their individual or collective control).

         (b) All Purchase Rights shall be deemed automatically exercised immediately preceding the Extraordinary Event. In such an event, the Purchase Right Period shall be deemed to have ended on such preceding day, and accordingly the purchase price for the Common Stock purchased in such exercise shall be based on the Fair Market Value of the Common Stock on that date for purposes of Section 3.4(a) above.

         Section 4.4. Non-Transferability of Purchase Rights. A Purchase Right may not be assigned or otherwise transferred by a Participant other than by will and the laws of descent and distribution. During the lifetime of the Participant, the Purchase Right may be exercised only by the Participant.

         Section 4.5. Death or Disability. Except as may otherwise be expressly provided in the Participant's written employment or termination contract, upon the death or Disability of a Participant while employed by the Company, the Purchase Rights of such Participant shall continue for the balance of the then current Purchase Right Period, and the Participant or his estate shall purchase and receive the shares of Common Stock provided under this Plan. The Company shall continue to make the previously elected payroll deductions for the balance of the then current Purchase Right Period with respect to such Participant to the extent any amounts are due to such Participant in the relevant payroll periods. A disabled Participant or the estate of a deceased Participant may, but shall not be required to, make up any deduction shortfalls in the manner contemplated by Section 3.2(c) hereof.


                                     -B-4-

                                    ARTICLE V

                                  COMMON STOCK.
                                  -------------

         Section 5.1. Shares Subject to Plan. (a) The maximum number of shares of Common Stock which may be issued under the Plan is five hundred thousand
(500,000) shares, subject to adjustment pursuant Section 5.2 below, provided that in no event shall the aggregate number of shares of Common Stock that may be issued under this Plan and the CSP Plan exceed 500,000 (subject to such adjustments).

         (b) If any outstanding Purchase Right is terminated for any reason prior to its exercise, the shares allocable to the Purchase Right may again become subject to purchase under the Plan.

         (c) The Common Stock issuable under the Plan may be previously unissued or may have been reacquired by the Company in the open market (or otherwise).

         Section 5.2. Adjustment Upon Changes in Capitalization. A proportionate adjustment shall be made by the Committee in the number, kind or other relevant affected attribute of the shares subject to outstanding Purchase Rights if after the end of a Purchase Right Period and before the issuance of the affected shares the outstanding shares of Common Stock are increased, decreased or exchanged for different securities, through reorganization, recapitalization, reclassification or other similar transaction (not constituting an Extraordinary Event under Section 4.3 above).

         Section 5.3. Compliance with Securities Laws. (a) It is a condition to the exercise of any Purchase Right that either (i) a Registration Statement under the Securities Act with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or
(ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Purchase Right under the Securities Act or to keep any Registration Statement effective or current.

         (b) The Committee may require, in its sole discretion, as a condition to the exercise of a Purchase Right that the Participant execute and deliver to the Company such Participant's representations and warranties, in form, substance and scope satisfactory to the Committee, as the Committee may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued upon exercise of the Purchase Right are being acquired by the Participant for the Participant's own account, for investment only and not with a view to the resale or distri-bution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such Participant will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Participant, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

         (c) In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to such Purchase Right on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of a Purchase Right or the issuance of shares of Common Stock thereunder, such Purchase Right may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Company free of any conditions not acceptable to the Committee.

                                   ARTICLE VI

                              PLAN ADMINISTRATION.
                              --------------------

         Section 6.1. Administration. (a) The Plan shall be administered by the Committee. The Committee shall have the authority to: (i) interpret the Plan;
(ii) prescribe rules and procedures relating to the Plan; and (iii) take all other actions necessary or appropriate for the administration of the Plan.

         (b) A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by: (i) a majority of the members present at any meeting; or (ii) all of the members in writing without a meeting.


                                     -B-5-

         (c) Any controversy or claim arising out of or relating to this Plan, any Purchase Right granted under this Plan or the books and records of the Company with respect thereto shall be determined unilaterally by the Committee in their sole and absolute discretion. The determinations of the Committee on such matters shall be final, conclusive and binding on all parties.

         (d) No present or former member of the Committee or Board of Directors or employee of the Company or any of its subsidiaries shall be liable for any action, inaction or determination made in good faith with respect to this Plan, any Purchase Right granted hereunder or any bookkeeping entry made in connection therewith.

         (e) Notwithstanding anything herein to the contrary, the Board may at any time and from time to time make any determination or take any other action delegated to the Committee hereunder.

         Section 6.2. Indemnification. (a) To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other member of the Board, as well as any other employee of the Company or any Subsidiary, from and against any and all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment and reasonable attorneys fees and expenses) reasonably incurred by the individual in connection with any claims against the individual by reason of any action, inaction or determination by the individual under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of any duties under the Plan; or (ii) the individual fails to assist the Company in defending against any such claim.

         (b) Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit.

         (c) Furthermore, the Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION.
                           --------------------------

         Section 7.1. Amendment and Termination. The Board may amend or terminate the Plan at any time by means of written action, except with respect to outstanding Purchase Rights during a Purchase Period. However, notwithstanding the preceding sentence, the Committee may elect to accelerate the last day of the Purchase Right Period (by means of an amendment to the Plan or otherwise) at any time.

         Section 7.2. Stockholders Approval. (a) No shares of Common Stock shall be issued under the Plan unless the Plan is approved by the Stockholders within twelve (12) months before or after the date of the adoption of the Plan by the Board.

         (b) If the Plan is not approved by the Stockholders within that time period, the Plan and all Purchase Rights issued under the Plan will terminate and all contributions will be refunded to the Participants. The approval by the Stockholders must relate to: (i) the class of individuals who may be Participants; and (ii) the aggregate number of shares that can be granted under the Plan. If either of those items are changed, the approval of the Stockholders must again be obtained.

                                  ARTICLE VIII

                             MISCELLANEOUS MATTERS.
                             ----------------------

         Section 8.1. Uniform Rights and Privileges. The rights and privileges of all Participants under the Plan shall be the same.

         Section 8.2. Application of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Purchase Rights may be used for any corporate purpose.

         Section 8.3. Notice of Disqualifying Disposition. If a Participant has acquired shares of Common Stock for less than 100% of Fair Market Value, a Participant must notify the Company if the Participant disposes of stock acquired pursuant to the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the sale.


                                     -B-6-

         Section 8.4. No Additional Rights.

         (a) Neither the adoption of this Plan nor the granting of any Purchase Right shall: (i) affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or (ii) confer upon any Participant the right to continue to be employed by the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any Participant at any time, with or without cause.

         (b) No Participant shall have any rights as a Stockholder with respect to shares covered by a Purchase Right until such time as the Participant is listed as the owner of record of the purchased shares on the books and records of the Company's transfer agent.

         (c) No adjustments will be made for cash dividends or other rights for which the record date is prior to the date the Participant is listed as the owner of record of the purchased shares on the books and records of the Company's transfer agent.

         Section 8.5. Interpretation. The provisions of this Plan shall be interpreted in a manner that is consistent with this Plan satisfying the requirements of Tax Code Section 423.

         Section 8.6. Governing Law. This Plan and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than those that would defer to the substantive laws of another jurisdiction).

         Section 8.7. Construction. None of the terms or provisions of this Plan or any related document shall be construed or interpreted with any presumption against the Company by reason of the Company causing the drafting thereof. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the plural and singular, respectively, and any term stated in the masculine, feminine or neuter gender shall include the other forms as well. Captions and headings have been provided for convenience and shall not affect the meaning or interpretation of this Plan.

         Section 8.8. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in this Plan shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.


                                     -B-7-

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                                     -B-8-

                                     ANNEX C


                                SPAR GROUP, INC.

                       2001 CONSULTANT STOCK PURCHASE PLAN

                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE.
                           ---------------------------

         Section 1.1. Purpose. The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by employees of the affiliates of SPAR Group, Inc., which affiliates provide consulting and other services to the Company, in order to increase such employees proprietary interest in the success of the Company (as "Subsidiary", "Plan" and "Company" are hereinafter defined). The Plan is not intended to qualify as an employee stock purchase plan under Section 423 of the Tax Code.

         Section 1.2. Effective Date. The effective date of the Plan is as of June 1, 2001.

                                   ARTICLE II

                                  DEFINITIONS.
                                  ------------

         Section 2.1. Certain Defined Terms. Whenever used in the text of this Plan, the following terms shall have the meanings set forth below:

         "affiliate" of a referenced person shall mean (a) any other person controlling, controlled by or under common control with such referenced person,
(b) any other person beneficially owning or controlling ten percent (10%) or more of the outstanding voting securities or rights or of the interest in the capital, distributions or profits of the referenced person, (c) any other person operating the business or substantially all of the property of the referenced person, or vice versa, or (d) any director, officer, manager or other execu-tive of or partner, member or joint venturer in the referenced person or such other person. If the referenced person is an individual, then the term.
"affiliate" also shall include members of the immediate family (including parents, spouse and children) of such individual and any "affiliate" of one or more of those family members. The terms "control", "controlling", "controlled" and the like shall mean the direct or indirect possession of the power to direct or cause the direction of the management or policies of a person or the disposition of its assets or properties, whether through ownership, by contract, arrangement or under- standing, or otherwise.

         "Affiliate Employee" shall mean any person who is designated by the Company as an employee of any SPAR Affiliate for purposes of the Tax Code and who is not otherwise permitted to participate in the Company's ESP Plan. This term does not include members of the Board unless they are employed by a SPAR Affiliate, and does not include individuals designated by the Company as independent contractors, notwithstanding any subsequent determination to the contrary by the Internal Revenue Service.

         "Board" shall mean the Board of Directors of SGRP.

         "Committee" shall mean the Board or a committee (which may include non-members of the Board) or officer(s) of SGRP designated by the Board to administer the Plan. The Board may appoint and remove members of the Committee at any time. "Committee" shall include (without limitation) the Board acting as the Committee irrespective of whether such a Committee then exists.

         "Common Stock" shall mean the common stock of SPAR Group, Inc.

         "Company" shall mean SGRP.

         "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Tax Code.


                                     -C-1-

         "ESP Plan" shall mean SGRP's 2001 Employee Stock Purchase Plan, effective as of June 1, 2001, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of Common Stock shall be determined in accordance with the following rules.

   (i) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price on that day, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices on that day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or is listed;

   (ii) If not listed or admitted to trading on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq Stock Market or any comparable system or, if no such reported sale takes place on that day, the average of the closing bid and asked prices on that day;

   (iii) If the Common Stock is not included in the Nasdaq Stock Market or any comparable system, Fair Market Value shall be the average of the closing bid and asked prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose;

   (iv) If the Common Stock is not traded on the day in question, its Fair Market Value on the most recent preceding day on which it was traded shall be used.

         "Participant" shall mean an Affiliate Employee who has been granted a Purchase Right under the Plan.

         "Plan" shall mean this 2001 Consultant Stock Purchase Plan, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein.

         "Purchase Right" shall mean a right to purchase Common Stock granted pursuant to the Plan.

         "Purchase Right Period" shall mean the following periods: (a) January 1
- March 31; (b) April 1 - June 30; (c) July 1 - September  30; and (d) October 1
- December 31; or such other periods as the Committee from time to time may approve. The first Purchase Right Period shall commence on July 1, 2001, or such later date as the Committee may approve, and shall end on September 30, 2001.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

         "SGRP" shall mean SPAR Group, Inc., a Delaware corporation.

         "SPAR Affiliate" and "SPAR Affiliates" shall respectively mean any one or more of SPAR Marketing Services, Inc., SPAR Management Services, Inc., SPAR InfoTech, Inc., and any other affiliate of any of them or of the Company, including (without limitation) any corporation or other entity directly or indirectly under the control of one or more of Robert G. Brown, William H. Bartels, their respective families, and trusts under which either of them is a trustee or beneficiary.

         "Stockholders" shall mean the holders of Common Stock.

         "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         "Tax Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.


                                     -C-2-

                                  ARTICLE III

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

         Section 3.1. Eligibility. (a) Except as otherwise provided in Section 3.1(b) or 3.1(c) hereof, all Affiliate Employees are eligible to participate in the Plan.

         (b) The Committee from time to time may establish, and once established from time to time may modify or repeal, additional limits on or criteria for eligibility not prohibited by applicable law, including (without limitation) duration of employment.

         Section 3.2. Payroll Withholding. (a) Affiliate Employees may enroll as Participants by executing prior to the commencement of each Purchase Right Period a form provided by the Committee on which they designate: (i) the dollar amount (not a percentage of compensation) to be deducted from their paychecks and contributed to the Plan Account for the purchase of Common Stock, which shall not be less than ten dollars ($10) per week in the case of a Participant paid on a weekly basis, twenty dollars ($20) per pay period in the case of a Participant paid on a bi-weekly or semi-monthly basis, or forty dollars ($40) per pay period in the case of a Participant paid on a monthly basis; and/or (ii) the amount of funds, if any, which they will deposit at the beginning of the Purchase Right Period for the purchase of Common Stock, which amount may be subject to a limit established by the Board or Committee from time to time. Each Participant hereby authorizes his SPAR Affiliate employer to make such withholdings and remit them to SGRP to hold and apply in accordance with this Plan.

         (b) Once chosen, the rate of contributions for a Purchase Right Period cannot be decreased or increased without terminating the Purchase Right.

         (c) However, pursuant to rules and procedures prescribed by the Committee, a Participant may make additional contributions to make up any contributions that he or she failed to make while on a leave of absence if the Participant returns to active employment and contributes those amounts before the end of the Purchase Right Period.

         Section 3.3. Limitations. (a) Notwithstanding anything herein to the contrary, a Participant may not accrue a right to purchase shares of Common Stock under this Plan at a rate that exceeds either six thousand two hundred fifty dollars ($6,250) per quarterly Purchase Right Period or twenty-five thousand dollars ($25,000) per calendar year.

         (b) The twenty-five thousand dollar ($25,000) limitation shall apply to the Participant's right to purchase Common Stock under this Plan and under all other employee stock purchase plans that are maintained by the Company and its Subsidiaries, including those described in Tax Code Section 423.

         (c) These dollar limitations apply to the Fair Market Value of Common Stock on the first day of the Purchase Right Period.

         Section 3.4. Granting of Purchase Rights. (a) The price at which each share covered by a Purchase Right will be purchased will in all instances be one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the last day of that Purchase Right Period; provided, however, that the Board in its discretion from time to time may determine that it is in the best interests of the Company to charge, and direct that the purchase price will be (for such period or until the Board in its discretion determines otherwise), such lesser percentage of Fair Market Value with respect to newly issued shares of Common Stock as may be specified by the Board.

         (b) Notwithstanding the provisions of Paragraph (a) above, and subject to the limitations of Section 3.3 above, in no event will a Participant be entitled to purchase more than ten thousand (10,000) shares in a single Purchase Right Period.

         Section 3.5. Establishment of the Plan Account. (a) All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution, or both) will be deposited into a separate account maintained for all of the Participants (the "Plan Account"). The Company will maintain a separate bookkeeping account on its books and records for each Participant for the purpose of crediting all additions to and subtractions from the Plan Account made by or on behalf of the Participant, and such books and records shall be conclusive as to the existence and amounts thereof absent manifest error.


                                     -C-3-

         (b) No interest will be earned on any Participant contributions to the Plan.

         (c) A Participant may not withdraw any amounts from his or her deposits (including withholdings and lump sum contributions) into the Plan Account without terminating his or her Purchase Right for the applicable Purchase Right Period pursuant to Section 4.1 below.

                                   ARTICLE IV

                                PURCHASE RIGHTS.
                                ----------------

         Section 4.1. Termination of Purchase Rights. (a) A Participant may withdraw from the Plan at any time with respect to the then current or the next Purchase Right Period (as specified by the Participant) by submitting written notice to the Company by no later than the fifteenth (15th) day of the last month of the then current Purchase Right Period. The Participant's Purchase Right shall terminate upon his or her withdrawal from the Plan.

         (b) Except as otherwise provided in Section 4.5 hereof, a Purchase Right shall terminate automatically if the Participant holding the Purchase
Right: (i) ceases to be employed by the Company for any reason for more than ninety (90) days; or (ii) is on a leave of absence in excess of ninety (90) days, unless the Participant's rights to reemployment are guaranteed by statute or contract with the Company.

         (c) Upon the termination of a Purchase Right, all amounts held for the Participant in the Plan Account shall be refunded to the Participant no later than ninety (90) days after the date of termination.

         (d) Notwithstanding the above provisions of this Section 4.1, in the event that a Participant ceases making contributions during a Purchase Right Period but does not incur a termination of employment, the Participant may elect to leave his or her prior contributions in the Plan to be used to purchase Common Stock at the end of the Purchase Right Period. However, in no event can a
Participant: (i) reduce (but not eliminate) his or her contributions during a Purchase Right Period; or (ii) suspend his or her contributions and recommence making them in the same Purchase Right Period, unless due to a leave of absence.

         Section 4.2. Exercise of Purchase Rights. (a) Unless previously terminated, Purchase Rights will be exercised automatically on the last day of the Purchase Right Period.

         (b) Except as provided in Section 3.2(c) above, payment for shares to be purchased at the termination of the Purchase Right Period may only be made from funds: (i) deposited at the beginning of a Purchase Right Period; and/or
(ii)  accumulated  through  payroll  deductions  made during the Purchase  Right
Period.

         (c) The Company, at its option may either (i) issue stock certificates to each individual purchaser for the whole number of shares of Common Stock or
(ii) issue one or more global stock certificates for the aggregate number of shares of Common Stock, and maintain records of the amount of Common Stock owned by each individual purchaser, as soon as practicable following the date of the exercise of the Purchase Right.

         (d) Fractional shares will not be issued under the Plan. Any accumulated payroll deduction or funds deposited at the beginning of a Purchase Right Period that otherwise would have been used to purchase fractional shares (but for the foregoing) will be carried forward and applied toward the purchase of Common Stock under the Plan at the end of the next Purchase Right Period.

         Section 4.3.  Extraordinary  Event.  The  following  provisions of this
Section 4.3 shall apply, notwithstanding any other Section of this Plan to the contrary.

         (a) An  "Extraordinary  Event"  shall be deemed to occur as a result of
(i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) any reorganization, merger or consolidation in which the Company does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Company, or (iv) any acquisition by any person or group (as defined in Section 13(d) of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Common Stock (other than ownership by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them is a trustee or beneficiary, and corporations and other entities under their individual or collective control).


                                     -C-4-

         (b) All Purchase Rights shall be deemed automatically exercised immediately preceding the Extraordinary Event. In such an event, the Purchase Right Period shall be deemed to have ended on such preceding day, and accordingly the purchase price for the Common Stock purchased in such exercise shall be based on the Fair Market Value of the Common Stock on that date for purposes of Section 3.4(a) above.

         Section 4.4. Non-Transferability of Purchase Rights. A Purchase Right may not be assigned or otherwise transferred by a Participant other than by will and the laws of descent and distribution. During the lifetime of the Participant, the Purchase Right may be exercised only by the Participant.

         Section 4.5. Death or Disability. Except as may otherwise be expressly provided in the Participant's written employment or termination contract, upon the death or Disability of a Participant while employed by the Company or any Subsidiary the Purchase Rights of such Participant shall continue for the balance of the then current Purchase Right Period, and the Participant or his estate shall purchase and receive the shares of Common Stock provided under this Plan. The Company shall continue to make the previously elected payroll deductions for the balance of the then current Purchase Right Period with respect to such Participant to the extent any amounts are due to such Participant in the relevant payroll periods. A disabled Participant or the estate of a deceased Participant may, but shall not be required to, make up any deduction shortfalls in the manner contemplated by Section 3.2(c) hereof.

                                   ARTICLE V

                                  COMMON STOCK.
                                  -------------

         Section 5.1. Shares Subject to Plan. (a) The maximum number of shares of Common Stock which may be issued under the Plan is five hundred thousand
(500,000) shares, subject to adjustment pursuant Section 5.2 below, provided that in no event shall the aggregate number of shares of Common Stock that may be issued under this Plan and the ESP Plan exceed 500,000 (subject to such adjustments).

         (b) If any outstanding Purchase Right is terminated for any reason prior to its exercise, the shares allocable to the Purchase Right may again become subject to purchase under the Plan.

         (c) The Common Stock issuable under the Plan may be previously unissued or may have been reacquired by the Company in the open market (or otherwise).

         Section 5.2. Adjustment Upon Changes in Capitalization. A proportionate adjustment shall be made by the Committee in the number, kind or other relevant affected attribute of the shares subject to outstanding Purchase Rights if after the end of a Purchase Right Period and before the issuance of the affected shares the outstanding shares of Common Stock are increased, decreased or exchanged for different securities, through reorganization, recapitalization, reclassification or other similar transaction (not constituting an Extraordinary Event under Section 4.3 above).

         Section 5.3. Compliance with Securities Laws. (a) It is a condition to the exercise of any Purchase Right that either (i) a Registration Statement under the Securities Act with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or
(ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Purchase Right under the Securities Act or to keep any Registration Statement effective or current.

         (b) The Committee may require, in its sole discretion, as a condition to the exercise of a Purchase Right that the Participant execute and deliver to the Company such Participant's representations and warranties, in form, substance and scope satisfactory to the Committee, as the Committee may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued upon exercise of the Purchase Right are being acquired by the Participant for the Participant's own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such Participant will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Participant, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.


                                     -C-5-

         (c) In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to such Purchase Right on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of a Purchase Right or the issuance of shares of Common Stock thereunder, such Purchase Right may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Company free of any conditions not acceptable to the Committee.

                                   ARTICLE VI

                              PLAN ADMINISTRATION.
                              --------------------

         Section 6.1. Administration. (a) The Plan shall be administered by the Committee. The Committee shall have the authority to: (i) interpret the Plan;
(ii) prescribe rules and procedures relating to the Plan; and (iii) take all other actions necessary or appropriate for the administration of the Plan.

         (b) A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by: (i) a majority of the members present at any meeting; or (ii) all of the members in writing without a meeting.

         (c) Any controversy or claim arising out of or relating to this Plan, any Purchase Right granted under this Plan or the books and records of the Company with respect thereto shall be determined unilaterally by the Committee in their sole and absolute discretion. The determinations of the Committee on such matters shall be final, conclusive and binding on all parties.

         (d) No present or former member of the Committee or Board of Directors or employee of the Company, any of its subsidiaries or any SPAR Affiliate shall be liable for any action, inaction or determination made in good faith with respect to this Plan, any Purchase Right granted hereunder or any bookkeeping entry made in connection therewith.

         (e) Notwithstanding anything herein to the contrary, the Board may at any time and from time to time make any determination or take any other action delegated to the Committee hereunder.

         Section 6.2. Indemnification. (a) To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other member of the Board, as well as any other employee of the Company or any Subsidiary or Affiliate Employee, from and against any and all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment and reasonable attorneys fees and expenses) reasonably incurred by the individual in connection with any claims against the individual by reason of any action, inaction or determination by the individual under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of any duties under the Plan; or (ii) the individual fails to assist the Company in defending against any such claim.

         (b) Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit.

         (c) Furthermore, the Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION.
                           --------------------------

         Section 7.1. Amendment and Termination. The Board may amend or terminate the Plan at any time by means of written action, except with respect to outstanding Purchase Rights during a Purchase Period. However, notwithstanding the preceding sentence, the Committee may elect to accelerate the last day of the Purchase Right Period (by means of an amendment to the Plan or otherwise) at any time.

         Section 7.2. Stockholder Approval. (a) No shares of Common Stock shall be issued under the Plan unless the Plan is approved by the Stockholders within twelve (12) months before or after the date of the adoption of the Plan by the Board.


                                     -C-6-

         (b) If the Plan is not approved by the Stockholders within that time period, the Plan and all Purchase Rights issued under the Plan will terminate and all contributions will be refunded to the Participants. The approval by the Stockholders must relate to: (i) the class of individuals who may be Participants; and (ii) the aggregate number of shares that can be granted under the Plan. If either of those items are changed, the approval of the Stockholders must again be obtained.

                                  ARTICLE VIII

                             MISCELLANEOUS MATTERS.
                             ----------------------

         Section 8.1. Uniform Rights and Privileges. The rights and privileges of all Participants under the Plan shall be the same.

         Section 8.2. Application of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Purchase Rights may be used for any corporate purpose.

         Section 8.3. No Additional Rights. (a) Neither the adoption of this Plan nor the granting of any Purchase Right shall: (i) affect or restrict in any way the power of the Company, any Subsidiary or any SPAR Affiliate to undertake any corporate action otherwise permitted under applicable law; or (ii) confer upon any Participant the right to continue to be employed by the Company or any Subsidiary or SPAR Affiliate, nor shall it interfere in any way with the right of the Company, any Subsidiary or any SPAR Affiliate to terminate the employment of any Participant at any time, with or without cause.

         (b) No Participant shall have any rights as a Stockholder with respect to shares covered by a Purchase Right until such time as the Participant is listed as the owner of record of the purchased shares on the books and records of the Company's transfer agent.

         (c) No adjustments will be made for cash dividends or other rights for which the record date is prior to the date the Participant is listed as the owner of record of the purchased shares on the books and records of the Company's transfer agent.

         Section 8.4. Governing Law. This Plan and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than those that would defer to the substantive laws of another jurisdiction).

         Section 8.5. Construction. None of the terms or provisions of this Plan or any related document shall be construed or interpreted with any presumption against the Company by reason of the Company causing the drafting thereof. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the plural and singular, respectively, and any term stated in the masculine, feminine or neuter gender shall include the other forms as well. Captions and headings have been provided for convenience and shall not affect the meaning or interpretation of this Plan.

         Section 8.6. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in this Plan shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.


                                     -C-7-

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                                     -C-8-

                                  FORM OF PROXY
                                  -------------


                                      PROXY

                                SPAR GROUP, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Robert G. Brown and William H. Bartels, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of SPAR Group, Inc. (the "Company") held of record by the undersigned as of June 29, 2001, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at 580 White Plains Road, Tarrytown, New York, 10591, beginning at 10:00 a.m., Eastern Standard Time, on Thursday, August 2, 2001, and at any adjournments thereof, upon the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:


1. ELECTION OF DIRECTORS   |_| FOR all nominees           |_| WITHHOLD AUTHORITY
                               listed below                   listed to vote for
                               (except as noted below)        all nominees


(INSTRUCTIONS: To withhold  authority to vote for any  nominee,  line through or otherwise strike out the nominee's name below.)
               Robert G. Brown; William H. Bartels; Robert O. Aders; Jack W. Partridge; Jerry B. Gilbert; George W. Off

2. Approval of the adoption of the 2000 Stock Option Plan, as amended.
         |_| FOR      |_| AGAINST    |_| ABSTAIN

3. Approval of the adoption of the 2001 Employee Stock Purchase Plan.
         |_| FOR      |_| AGAINST    |_| ABSTAIN

4. Approval of the adoption of the 2001 Consultant Stock Purchase Plan.
         |_| FOR      |_| AGAINST    |_| ABSTAIN

5. Ratification of the selection of Ernst & Young LLP as independent auditors for the company for the fiscal year ending December 31, 2001.
         |_| FOR      |_| AGAINST    |_| ABSTAIN

6. Other matters.
   In their discretion, Robert G. Brown and William H. Bartels are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, AND 5 ABOVE. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

Dated             , 2001

                                        (Signature)

                                        (Signature)

Please sign exactly as your name appears hereon.  Joint owners should each sign.
When  signing  as  attorney,  executor,  administrator,   trustee,  guardian  or
corporate officer, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signor to vote at said meeting or any adjournments thereof.